Manager's Commentary
--------------------

COMING ON THE HEELS OF A STELLAR 1995, RETURNS TO HIGH GRADE FIXED INCOME INVESTORS IN 1996 WERE DISAPPOINTING. A rise in the general level of interest rates over the course of the year resulted in price depreciation that offset a portion of the coupon return earned on short and intermediate maturity bonds. Though positive, total returns for the broad market averages still underperformed three-month Treasury bills. The Lehman Aggregate Bond Index total return for 1996 was 3.63%. Three month Treasury bill's annualized return for the year was 5.39%. The DLB Fixed Income Fund total return for 1996 was 3.70%

THE RISE IN RATES REFLECTED INVESTOR CONCERNS THAT IMPROVING ECONOMIC CONDITIONS DURING THE FIRST HALF OF 1996 WOULD LEAD TO HIGHER INFLATION. Frequently, in recent years, bond investors have been skittish about the prospects of higher inflation. As is often the case, however, investors' expectations proved to be off the mark. By the summer, it was clear that inflation was not accelerting, thus allowing the bond market to stabilize and then stage a fall rally, before selling off again in December. At year end, interest rates were about 75 basis points above December 1995 levels, but below the interest rate highs reached in the middle of 1996.

THE CORPORATE BOND ASSET CLASS--WHICH, AS OF YEAR END, ACCOUNTS FOR ROUGHLY 41% OF THE FUND'S HOLDINGS--TURNED IN AN EXCELLENT YEAR. On a duration adjusted basis, high quality corporates recorded the best relative returns within the investment grade universe for 1996. Demand from yield hungry investors and improving credit fundamentals helped the corporate market to easily absorb record new issue volume of nearly $100 billion.

AS WE ENTER 1997, WE BELIEVE THE DLB FIXED INCOME FUND IS WELL POSITIONED FOR AN ENVIRONMENT OF MODERATE ECONOMIC GROWTH AND LOW INFLATION, WHICH WE SEE CONTINUING. During 1996 the fund increased exposure to banks and airlines, among other sectors. Both industries are currently enjoying excellent fundamentals, and we believe they will likely outperform the market over the next few quarters. Also, additions to the mortgage-backed sector of the portfolio should benefit the fund's performance if interest rate volatility continues to decline as it has recently. At year's end, the fund's average effective duration and maturity were 4.8 and 7.6 years, respectively. The average quality of the portfolio was Aa2. Portfolio turnover for 1996 was sixty-one percent.








                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95


MOUNTAIN CHART PLOT POINTS:

                         DLB FIXED INCOME    LEHMAN AGGREGATE
                         ----------------    ----------------
                         $100,000.00         $100,000.00
31-Jul-95                $100,100.00         $100,150.00
31-Aug-95                $101,501.40         $101,361.82
30-Sep-95                $102,404.76         $102,345.02
31-Oct-95                $103,602.90         $103,675.51
30-Nov-95                $105,105.14         $105,230.64
31-Dec-95                $106,461.00         $106,703.87
31-Jan-96                $107,397.85         $107,408.12
28-Feb-96                $106,356.09         $105,539.22
31-Mar-96                $105,526.52         $104,800.44
30-Apr-96                $105,009.44         $104,213.56
30-May-96                $104,799.42         $104,005.13
30-Jun-96                $105,836.93         $105,398.80
31-Jul-96                $106,048.61         $105,683.38
31-Aug-96                $105,942.56         $105,503.72
30-Sep-96                $107,605.86         $107,339.48
31-Oct-96                $109,790.25         $109,722.42
30-Nov-96                $111,557.88         $111,598.67
31-Dec-96                $110,408.83         $110,560.80





TOTAL RETURNS FOR PERIODS ENDED 12/31/96

                                                             Annualized
                                        One Year           Since Inception
                                     1/1/96-12/31/96      7/25/95-12/31/96

DLB FIXED INCOME FUND                     3.71%                 6.82%
Lehman Brothers Aggregate                 3.61%                 6.92%

LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB FIXED INCOME FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.




DELOITTE &
 TOUCHE LLP
                                              ----------------------------------
                                              DLB Fixed Income
                                              Fund

                                              Financial Statements for the
                                              Year Ended December 31, 1996 and
                                              for the Period from July 25, 1995
                                              (Commencement of Operations) to
                                              December 31, 1995





--------------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL





DLB FIXED INCOME FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                                       1


FINANCIAL STATEMENTS:

      Portfolio of Investments as of December 31, 1996                                            2-4

      Statement of Assets and Liabilities as of December 31, 1996                                  5

      Statement of Operations for the Year Ended December 31, 1996                                 6

      Statements of Changes in Net Assets for the Year Ended December 31, 1996 and the Period from July 25, 1995 (commencement of operations) to December 31, 1995 7

      Financial Highlights for the Year Ended December 31, 1996 and the Period from July 25, 1995 (commencement of operations) to December 31, 1995 8

      Notes to Financial Statements                                                               9-11






DELOITTE &
 TOUCHE LLP
-----------
       [LOGO]

                     -----------------------------------------------------------
                     125 Summer Street                  Telephone: (617)261-8000
                     Boston, Massachusetts 02110-1617   Facsimile: (617)261-8111




INDEPENDENT AUDITORS' REPORT

To the Trustees of the DLB Fund Group and
 Shareholders of DLB Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Fixed Income Fund (a separate series of The DLB Fund Group) as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1996 and for the period from July 25, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Fixed Income Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
February 5, 1997








--------------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
--------------------



DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
BONDS - 91.4%


    MOODY'S
     RATING                                                                                       PRINCIPAL
   (UNAUDITED)                     ISSUER                                                           AMOUNT         VALUE

                          US GOVERNMENT - 28.0%
       AAA                   US Treasury, 8.50%, 1997                                           $    150,000     $ 151,688
       AAA                   US Treasury, 8.875%, 1997                                               450,000       462,092
       AAA                   US Treasury, 7.875%, 1998                                               450,000       459,986
       AAA                   US Treasury, 6.375%, 1999                                               100,000       100,937
       AAA                   US Treasury, 7.50%, 1999                                                375,000       388,946
       AAA                   US Treasury, 6.25%, 2000                                                100,000       100,375
       AAA                   US Treasury, 6.25%, 2001                                                175,000       175,165
       AAA                   US Treasury, 7.50%, 2002                                                500,000       528,670
       AAA                   US Treasury, 11.625%, 2002                                              500,000       630,545
       AAA                   US Treasury, 6.25%, 2003                                                350,000       349,563
       AAA                   US Treasury, 5.875%, 2004                                               150,000       146,039
       AAA                   US Treasury, 10.375%, 2012                                              250,000       321,947
       AAA                   US Treasury, 8.125%, 2019                                               350,000       404,852
       AAA                   US Treasury, 8.125%, 2021                                                50,000        58,016
                                                                                                              -------------

                                                                                                                 4,278,821
                                                                                                              -------------

                         US FEDERAL AGENCY - 2.3%

       GOV                   Federal Home Loan Banks, 7.26%, 1999                                    100,000       100,906
                                                                                                              -------------

                         MORTGAGES - 23.5%
       GOV                   FHLMC, 6.30%, 1999                                                      250,000       249,453
       AAA                   FHLMC Gold Pool #M90449, 5.50%, 1999                                    481,800       469,514
       AAA                   FHLMC Gold Pool #G00143, 7.50%, 2005                                     66,339        66,720
       AAA                   FNMA Pool #346537, 6.00%,2011                                           504,999       485,632
       AAA                   GNMA Pool #410343, 7.50%, 2011                                          736,056       749,915
       AAA                   GNMA Pool #423828, 6.00%, 2011                                          505,000       487,683
       AAA                   GNMA Pool #377614, 7.50%, 2025                                          494,251       495,121
       AAA                   GNMA Pool #357262, 7.50%, 2023                                          433,228       435,208
       AAA                   Green Tree Financial Corporation, 1995-3 A4, 7.05%, 2025                100,000       101,500
       AAA                   Green Tree Financial Corporation, 1992 A3, 6.90%, 2027                  200,000       198,313
       BAA3                  Green Tree Financial Corporation, 1994-A, 6.90%, 2004                    26,972        26,900
       BAA3                  Green Tree Financial Corporation, 1995-A, 7.25%, 2005                    69,461        69,378
                                                                                                              -------------

                                                                                                                 3,835,337
                                                                                                              -------------




                                        2







BONDS (CONTINUED)

    MOODY'S
     RATING                                                                                        PRINCIPAL
(UNAUDITED)                               ISSUER                                                     AMOUNT        VALUE

                         INTERNATIONAL - 8.2%
       BAA1                  Southern Investments UK, 6.375%, 2001                                  $200,000 $     197,380
       BAA2                  Canadian National Railroad, 7.00%, 2004                                 500,000       491,045
        A2                   Province of Quebec, 6.50%, 2006                                         350,000       337,694
       AA3                   Province of Ontario, 6.00%, 2006                                        125,000       118,906
       AA3                   Province of Ontario, 15.75%, 2012                                       100,000       108,090
                                                                                                              -------------

                                                                                                                 1,253,115
                                                                                                              -------------

                         BANK - 3.5%
        A2                   Suntrust Banks, Inc., 6.00%, 2026                                       250,000       235,075
        A1                   Chase Capital, 7.67%, 2026                                              100,000        97,777
       AA2                   J.P. Morgan Capital Trust, 7.54%, 2027                                  200,000       195,458
                                                                                                              -------------

                                                                                                                   528,310
                                                                                                              -------------

                         FINANCIAL - 2.5%
        A1                   Ford Capital BV, 10.125%, 2000                                          100,000       111,592
        A1                   Ford Motor Credit Corp., 8.20%, 2002                                    250,000       265,405
                                                                                                              -------------

                                                                                                                   376,997
                                                                                                              -------------

                         INDUSTRIAL - 19.4%
        A3                   Chrysler Corp., 10.40%, 1999                                            100,000       102,496
        A3                   Ryder System Inc., 8.45%, 1999                                          100,000       105,158
        A2                   Sears, Roebuck & Co., 6.50%, 2000                                       100,000       100,052
        A3                   General Motors Corp., 9.625%, 2000                                      200,000       220,752
        A1                   Aluminum Company of America, 5.75%, 2001                                400,000       387,644
       BAA1                  Comdisco, Inc., 6.735%, 2001                                            200,000       196,780
        A2                   Phillip Morris Companies, Inc., 6.80%, 2003                             175,000       172,561
        A3                   Cardinal Health, Inc., 6.50%, 2004                                      400,000       392,528
       BA1                   Tele-Communications Inc., 8.65%, 2004                                    70,000        70,344
        A3                   Lockheed Martin Corp., 7.70%, 2008                                      150,000       156,935
        A1                   Ford Motor Co., 7.25%, 2008                                             300,000       302,496
       BA1                   Tele-Communications Inc., 7.875%, 2013                                   30,000        27,617
        A3                   Lockheed Martin, 7.65%, 2016                                            250,000       258,603
       BAA3                  Time Warner Entertainment, 8.375%, 2023                                  50,000        50,694
       BAA2                  American Stores Company, 8.00%, 2026                                    110,000       112,930
       BAA1                  Champion International Corp., 7.20%, 2026                               300,000       299,357
                                                                                                              -------------

                                                                                                                 2,956,947
                                                                                                              -------------





                                        3






          BONDS (CONTINUED)

    MOODY'S
     RATING                                                                                         PRINCIPAL
(UNAUDITED)                           ISSUER                                                         AMOUNT       VALUE

                         TRANSPORTATION - 4.0%
        A3                   CSX Corp., 9.50%, 2000                                               $  100,000  $    109,056

        A3                   CSX Corp., 9.00%, 2006                                                  200,000       225,240
        A2                   Southern Pacific Rail Corp., 8.66%, 2011                                145,000       157,212
       BAA1                  United Air Lines Inc., 7.27%, 2013                                      125,000       121,039
                                                                                                              -------------

                                                                                                                   612,547
                                                                                                              -------------

                             Total bonds (identified cost, $14,035,484)                                         13,942,980

                         REPURCHASE AGREEMENT -  7.8%
                             Bank of New York, dated 12/31/96, due
                             1/2/97 (secured by $1,227,000 U.S. Treasury
                             Notes, due 1/31/01, market value $1,220,865)                          1,195,700     1,195,700
                                                                                                              -------------

                             Total Investments (identified cost, $15,231,184)                                   15,138,680


                             Other assets, less liabilities - 0.8%                                                 121,865
                                                                                                              -------------

                             NET ASSETS - 100%                                                                 $15,260,545
                                                                                                              =============


                             See notes to financial statements.





                                        4









DLB FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------

ASSETS:
      Investments, at value (identified cost, $15,231,184)                                    $15,138,680
      Interest receivable                                                                         214,530
                                                                                             ------------

                Total assets                                                                   15,353,210
                                                                                             ------------

LIABILITIES:
      Payable for investments purchased                                                            10,822
      Distributions payable                                                                        67,931
      Management fees payable                                                                       5,059
      Accrued expenses                                                                              8,853
                                                                                             ------------

                Total liabilities                                                                  92,665
                                                                                             ------------

NET ASSETS                                                                                    $15,260,545
                                                                                             ============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $15,393,498
      Unrealized depreciation on investments                                                      (92,504)
      Accumulated net realized loss on investments                                                (34,783)
      Accumulated distributions in excess of  net investment income                                (5,666)
                                                                                             ------------

                Total                                                                         $15,260,545
                                                                                             ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       1,509,154
                                                                                             ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS + SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                                                $      10.11
                                                                                             ============



See notes to financial statements.






                                        5





DLB FIXED INCOME FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------

INTEREST INCOME                                                                                  $821,911
                                                                                                 --------

EXPENSES:
      Management fee                                                                               47,593
      Custodian fee                                                                                54,866
      Legal fees                                                                                   34,775
      Accounting and audit fees                                                                    24,500
      Printing fees                                                                                19,776
      Registration costs                                                                            8,529
      Trustees' fees                                                                                7,375
                                                                                                 --------

                Total expenses                                                                    197,414

      Reduction of expenses by investment manager                                                (132,102)
                                                                                                 --------

                Net expenses                                                                       65,312
                                                                                                 --------

                Net investment income                                                             756,599
                                                                                                 --------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
      Realized loss (identified cost basis)                                                       (34,750)

      Change in unrealized depreciation                                                          (225,496)
                                                                                                 --------

                Net realized and unrealized loss on investments                                  (260,246)
                                                                                                 --------

                Increase in net assets from operations                                           $496,353
                                                                                                 ========







See notes to financial statements.




                                        6





DLB FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------


                                                                           Year Ended       Period Ended
                                                                          December 31,      December 31,
                                                                              1996              1995 *
                                                                         ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                                $     756,599      $    138,911
     Net realized gain (loss) on investments                                    (34,750)           53,226
     Net unrealized appreciation (depreciation) on investments                 (225,496)          132,992
                                                                            ------------       ----------

               Increase in net assets from operations                           496,353           325,129
                                                                            ------------       ----------

  Distributions declared to shareholders:
     From net investment income                                                (756,599)         (138,911)
     In excess of net investment income                                          (5,699)
                                                                                                (316)
     From net realized gain on investments                                        --              (53,159)
                                                                            ------------       ----------

               Total distributions declared to shareholders                    (762,298)         (192,386)
                                                                            ------------       ----------

  Fund share (principal) transactions:
     Net proceeds from sale of shares                                        10,052,530         5,000,000
     Net asset value of shares issued to shareholders in
       reinvestment of distributions                                            694,367           192,386
     Cost of shares reacquired                                                 (545,546)             --
                                                                            ------------       ----------

               Increase in net assets from Fund share transactions           10,201,351         5,192,386
                                                                            ------------       ----------

               Total increase in net assets                                   9,935,406         5,325,129

NET ASSETS:
  At beginning of period                                                      5,325,139                10
                                                                            ------------       ----------

  At end of period (including accumulated distributions in excess of
     net investment income of $5,666 and $0, respectively)                  $15,260,545        $5,325,139
                                                                            ============       ==========



* For the period from July 25, 1995 (commencement of operations) to December 31, 1995.



See notes to financial statements.






                                        7





DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Year Ended        Period Ended
                                                                            December 31,      December 31,
                                                                                1996                 1995 **
                                                                           ---------------   ---------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                                         $10.26            $10.00
                                                                               -------            ------

  Income from investment operations:
     Net investment income                                                         .53               .28
     Net realized and unrealized gain (loss) on investments                       (.15)              .37
                                                                               -------            ------

               Total income from investment operations                             .38               .65
                                                                               -------            ------

  Less distributions declared to shareholders:
     From net investment income (1)                                               (.53)             (.28)
     From net realized gain on investments                                          --              (.11)
                                                                               -------            ------

               Total distributions declared to shareholders                       (.53)             (.39)
                                                                               -------            ------

  Net asset value - end of period                                               $10.11            $10.26
                                                                               =======            ======

  Total Return                                                                   3.70%             14.75%*

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                      .55%               .55%*
     Ratio of net investment income to average net assets                        6.36%              6.24%*
     Portfolio turnover                                                            65%
                                                                                                      42%
     Net assets at end of period (000 omitted)                                 $15,261            $5,325

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed .55% of average daily net assets on an annualized basis. If the fee and expenses borne by the manager had been charged to the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income per share and ratios would have been:

     Net investment income                                                       $.44               $.19

     Ratios (to average net assets):
       Expenses                                                                  1.66%              2.50%*
       Net investment income                                                     5.25%              4.33%*


 *    Annualized.
 **   For the period from July 25, 1995  (commencement  of  operations) to December 31, 1995.
 (1)  Distributions in excess of net investment income for the year ended December 31, 1996 were less than
      $.01 per share.


See notes to financial statements.






                                        8







DLB FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Fixed Income Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a
         Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable that Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Fund, for federal income tax purposes, had $34,783 in capital loss carryforwards which expire December 31, 2004. Capital loss carryovers will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.




                                        9





         The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

         The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1996, $33 was reclassified to accumulated net realized loss from accumulated distributions in excess of net investment income due to differences between financial reporting and tax accounting for realized gains on investment transactions. This change had no effect on net assets or net asset value per share.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund has a management contract with David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of .40% of average daily net assets.

         For the year ended December 31, 1996, the management fee amounted to $47,593, of which $23,977 was waived by DLB. Additionally, $108,125 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                                                       Purchases             Sales
                                                                      -------------        ------------

          U.S. Government securities                                   $  6,092,004         $3,282,519
                                                                      =============        ============

          Investments (non-U.S. government securities)                  $10,148,613         $3,692,030
                                                                      =============        ============



                                       10





         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                        $15,231,184
                                                              =============

          Gross unrealized depreciation                      $     (160,643)
          Gross unrealized appreciation
                                                                     68,139
                                                              -------------

          Net unrealized depreciation                        $      (92,504)
                                                              =============


5.       SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                      Year Ended         Period Ended
                                                                     December 31,        December 31,
                                                                        1996                1995
                                                                 ------------------- ------------------

          Shares sold                                                    974,836             500,000
          Shares issued to shareholders in reinvestment
            of distributions                                              68,681              18,788
          Redemptions                                                    (53,152)             --
                                                                        ---------          ---------

            Net increase                                                 990,365             518,788
                                                                        =========          =========

                                       11











Manager's Commentary
--------------------

THE DLB GLOBAL SMALL CAP FUND INVESTS ON A WORLDWIDE BASIS IN COMPANIES WITH MARKET CAPITALIZATIONS UP TO $1.5 BILLION AT THE TIME OF PURCHASE. The investment process combines the uniques strength of two investment managers. David L. Babson & Co. is the fund's domestic manager and oversees approximately 40% of the the fund's assets. Babson-Stewart Ivory International is the fund's international manager and handles the remaining 60% of investable assets.

THE U.S. STOCK MARKET HAD A VERY STRONG SHOWING IN 1996. The Dow Jones Industrial Average gained 29.1% for the year and the broader based S&P 500 23.0%. The Russell 2500, which measures small to medium-small stock performance, rose a very respectable 19.0%. Outside of the U.S., most markets posted respectable performances but none at the level of the U.S. The Salomon Brothers Extended Market Index ex-U.S., which tracks the performance of smaller companies, rose by 7.32%.


FOR 1996, THE FUND PERFORMED AS FOLLOWS:

DLB Global Small Cap            9.85%
Solomon EMI ex-U.S.             7.23%
Russell 2500                   19.03%
Combined Index                 11.95%
   (Solomon EMI ex-U.S., 60%;
         Russell 2500, 40%)


OUTSIDE OF THE U.S., POSITIVE GAINS WERE MADE IN EUROPE, PARTICULARLY HOLDINGS IN FRANCE, GERMANY, BELGIUM AND THE NETHERLANDS. Overweight positions in smaller Far Eastern markets were also a positive. Countering those gains was underperformance in and heavy exposure to Japan, as well as lagging performance in the U.K..

IN THE U.S., UNDERWEIGHTING IN THE FINANCIAL SERVICE SECTOR OF THE RUSSELL 2500 HURT RELATIVE PERFORMANCE, AS WELL AS OVERWEIGHTING IN ECONOMICALLY SENSITIVE SECTORS. However, favorable stock selection helped to counterbalance the weaker performance of the overweighted sectors. Our insistence, with respect to U.S. investments, on identifying companies with improving profitability and accelerating earnings meant that many stocks held by the fund did relatively well.

THE COMBINATION OF INTERNATIONAL STOCKS WITH U.S. HOLDINGS PROVIDES FOR A BROAD DIVERSIFICATION AND EXPOSURE TO A WIDE SPECTRUM OF SMALL COMPANIES. While the extraordinary performance, in the past two years, of U.S. markets may call for caution, the exposure to lagging international markets and improving economic conditions in many regions could provide for profitable future portfolio results.




                CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/19/95


MOUNTAIN CHART PLOT POINTS:

              DLB GLOBAL SM CAP.    COMBINED INDEX         SALOMON EMI (EX-US)
              ------------------    --------------         -------------------
              $100,000.00           $100,000.00            $100,000.00
31-Jul-95     $100,300.00           $105,860.00            $100,420.00
31-Aug-95     $ 98,795.50           $104,928.43            $ 97,879.37
30-Sep-95     $ 99,793.33           $111,454.98            $ 98,623.26
31-Oct-95     $ 98,396.23           $108,133.62            $ 95,782.91
30-Nov-95     $100,993.89           $110,663.95            $ 98,589.35
31-Dec-95     $104,013.61           $113,961.73            $102,365.32
31-Jan-96     $106,426.72           $115,500.22            $104,187.42
28-Feb-96     $109,853.66           $117,971.92            $105,812.75
31-Mar-96     $112,567.05           $120,567.30            $108,246.44
30-Apr-96     $115,291.17           $126,595.67            $113,940.20
30-May-96     $116,605.49           $127,342.58            $113,017.29
30-Jun-96     $115,089.62           $125,789.01            $113,028.59
31-Jul-96     $109,450.23           $119,247.98            $108,756.11
31-Aug-96     $110,763.63           $122,718.09            $109,854.54
30-Sep-96     $111,062.69           $125,258.36            $110,469.73
31-Oct-96     $110,562.91           $124,632.07            $110,038.90
30-Nov-96     $113,481.77           $128,271.32            $111,843.53
31-Dec-96     $114,264.79           $127,553.00            $109,785.61




TOTAL RETURNS FOR PERIODS ENDED 12/31/96

                                                             Annualized
                                        One Year           Since Inception
                                     1/1/96-12/31/96      7/19/95-12/31/96

   DLB GLOBAL SMALL CAP FUND              9.86%                 9.30%
   Combined Index                        11.93%                17.61%
    Salomon EMI (ex-US)                   7.25%              6.42%

SALOMON BROTHERS EXTENDED MARKET INDEX, EX-US, (EMI) represents the bottom 20% of the cumulative available market capital of the BMI. The EMI defines the small stock index outside the U.S.
     SALOMON BROTHERS BROAD MARKET INDEX (BMI) fully represents the universe of institutionally available global stocks. All companies with an available market capitalization greater than US $100 million are included in the index.

RUSSELL 2500 INDEX consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance in the U.S.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB GLOBAL SMALL CAP FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.




DELOITTE &
 TOUCHE LLP
-----------
    [LOGO]                                    ----------------------------------
                                              DLB GLOBAL SMALL
                                              CAPITALIZATION FUND

                                              Financial Statements for the
                                              Year Ended December 31, 1996 and
                                              for the Period from July 19, 1995
                                              (Commencement of Operations) to
                                              December 31, 1995






---------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
---------------







DLB GLOBAL SMALL CAPITALIZATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                                       1

FINANCIAL STATEMENTS:

      Portfolio of Investments as of December 31, 1996                                            2-8

      Statement of Assets and Liabilities as of December 31, 1996                                  9

      Statement of Operations for the Year Ended December 31, 1996                                 10

      Statements of Changes in Net Assets for the Year Ended December 31, 1996 and the Period from July 19, 1995 (commencement of operations) to December 31, 1995 11

      Financial Highlights for the Year Ended December 31, 1996 and the Period from July
        19, 1995 (commencement of operations) to December 31, 1995                                 12

      Notes to Financial Statements                                                              13-17





DELOITTE &
 TOUCHE LLP
------------
     [LOGO]

                     -----------------------------------------------------------
                     125 Summer Street                  Telephone: (617)261-8000
                     Boston, Massachusetts 02110-1617   Facsimile: (617)261-8111




INDEPENDENT AUDITORS' REPORT

To the Trustees of the DLB Fund Group and
 Shareholders of DLB Global Small Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Global Small Capitalization Fund (a separate series of The DLB Fund Group) as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1996 and for the period from July 19, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Global Small Capitalization Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles .


Deloitte & Touche LLP
February 5, 1997










---------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
---------------







DLB GLOBAL SMALL CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 98.4%

ISSUER                                                                            SHARES              VALUE

CHEMICALS - 1.7%
          Calgon Carbon Corporation                                                9,200           $     112,700
          M.A. Hanna Company                                                       4,500                  98,438
                                                                                                   --------------

                                                                                                         211,138
                                                                                                   --------------

METALS & MINING - 1.9%
          Calmat Co.                                                               6,400                 120,000
          Martin Marietta Materials, Inc.                                          5,100                 118,575
                                                                                                   --------------

                                                                                                         238,575
                                                                                                   --------------

PAPER & FOREST PRODUCTS - 0.9%
          Albany International Corp.                                               4,800                 111,000
                                                                                                   --------------

AEROSPACE - 1.0%
          EG&G, INC.                                                               6,000                 120,750
                                                                                                   --------------

CONSTRUCTION - 1.0%
          Southdown, Inc.                                                          4,300                 133,838
                                                                                                   --------------

MACHINERY & EQUIPMENT - 4.1%
          BW/IP, Inc.                                                              7,600                 125,400
          Elsag Bailey *                                                           7,100                 133,125
          Harsco Corp.                                                             2,000                 137,000
          Trinity Industries, Inc.                                                 3,300                 123,750
                                                                                                   --------------

                                                                                                         519,275
                                                                                                   --------------

APPAREL - TEXTILE - 1.9%
          National Service Industries, Inc.                                        3,700                 138,288
          Stride Rite Corporation                                                 10,300                 103,000
                                                                                                   --------------

                                                                                                         241,288
                                                                                                   --------------

AUTO PARTS MANUFACTURERS - 2.7%
          Armor All Products Corporation                                           6,800                 129,200
          Bandag, Incorporated, Class A                                            2,100                  96,075
          Standard Products Company                                                4,400                 112,200
                                                                                                   --------------

                                                                                                         337,475
                                                                                                   --------------


                                        2





COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                            SHARES              VALUE

FURNITURE & APPLIANCES - 3.0%
          Herman Miller, Inc.                                                      3,300           $     186,863
          La-Z-Boy Inc.                                                            3,500                 103,250
          Stanhome Inc.                                                            3,100                  82,150
                                                                                                   --------------

                                                                                                         372,263
                                                                                                   --------------

PRINTING & PUBLISHING - 1.9%
          Central Newspapers, Inc., Class A                                        3,300                 145,200
          Lee Enterprises, Inc.                                                    4,200                  97,650
                                                                                                   --------------

                                                                                                         242,850
                                                                                                   --------------

RETAIL - GENERAL - 1.0%
          Fred Meyer, Inc.*                                                        3,700                 131,350
                                                                                                   --------------

RETAIL - SPECIALTY - 1.4%
          Charming Shoppes, Inc.*                                                 15,600                  78,975
          Fingerhut Companies, Inc.                                                7,600                  93,100
                                                                                                   --------------

                                                                                                         172,075
                                                                                                   --------------

WHOLESALERS - 0.8%
          Waban Inc.*                                                              3,700                  96,200
                                                                                                   --------------

FOOD PRODUCERS - 1.8%
          Dean Foods Company                                                       3,500                 112,875
          Ralcorp Holdings, Inc.*                                                  5,300                 111,963
                                                                                                   --------------

                                                                                                         224,838
                                                                                                   --------------

COSMETIC & TOILETRY - 0.9%
          Alberto-Culver Company, Class A                                          2,600                 107,250
                                                                                                   --------------

TOBACCO - 1.2%
          Dimon Inc.                                                               6,700                 154,938
                                                                                                   --------------

COAL, GAS & PIPE - 1.9%
          Cabot Oil & Gas Corp., Class A                                           6,200                 106,175
          Nabors Industries, Inc.*                                                 6,600                 127,050
                                                                                                   --------------

                                                                                                         233,225
                                                                                                   --------------

EXPLORATION & DRILLING - 1.1%
          Global Industrial Technologies, Inc.*                                    6,200                 137,175
                                                                                                   --------------

OIL - DOMESTIC - 0.9%
          Quaker State Corp.                                                       7,800                 110,175
                                                                                                   --------------





                                        3




COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                            SHARES              VALUE

BANKS - 3.0%
          Dime Bancorp, Inc.*                                                      5,700          $       84,075
          First Security Corp.                                                     4,350                 146,813
          Glendale Federal Bank, FSB*                                              6,400                 148,800
                                                                                                   --------------

                                                                                                         379,688
                                                                                                   --------------

INSURANCE COMPANIES - 3.3%
          Arthur J. Gallagher & Co.                                                2,600                  80,600
          Hartford Steam Boiler                                                    2,200                 102,025
          Western National Corp.                                                   6,600                 127,050
          Willis Corroon Group **                                                  8,800                 101,200
                                                                                                   --------------

                                                                                                         410,875
                                                                                                   --------------

COMPUTER RELATED - 0.8%
          Gerber Scientific, Inc.                                                  6,700                  99,663
                                                                                                   --------------

ELECTRONICS & INSTRUMENTS -1.1%
          Intergraph Corporation*                                                  8,000                  82,000
          Scitex Corp. Ltd.                                                        7,400                  70,300
                                                                                                   --------------

                                                                                                         152,300
                                                                                                   --------------

OFFICE EQUIPMENT - 1.2%
          Wallace Computer Services, Inc.                                          4,400                 151,800
                                                                                                   --------------

TELECOMMUNICATIONS - 0.5%
          Octel Communications Corp.*                                              3,700                  64,750
                                                                                                   --------------

TRUCKING & SHIPPING - 1.4%
          Alexander & Baldwin Inc.                                                 4,100                 102,500
          J.B. Hunt Transport Services, Inc.                                       5,000                  70,000
                                                                                                   --------------

                                                                                                         172,500
                                                                                                   --------------

NATURAL GAS - 0.7%
          Equitable Resources, Inc.                                                3,100                  92,225
                                                                                                   --------------





                                                          4





COMMON AND PREFERRED STOCKS (CONTINUED)

FOREIGN - 55.3%

ISSUER                                                                            SHARES              VALUE

      UNITED KINGDOM
          Allied Colloids Group PLC                                               57,728           $     119,091
          Peter Black Holdings PLC                                                19,000                 105,716
          N. Brown Group PLC                                                      20,000                 154,080
          Devro International PLC                                                 26,000                 119,737
          Eurotherm PLC                                                            8,000                  70,534
          Fairey Group PLC                                                        11,300                 112,011
          Seton Healthcare Group                                                  13,000                 101,265
          Spirax-Sarco Engineering PLC                                            12,000                 137,645
          Takare                                                                  33,598                  78,227
          Unichem PLC                                                             21,300                  89,523
                                                                                                   --------------

                                                                                                       1,087,829
                                                                                                   --------------

      BELGIUM
          Colruyt SA                                                                 450                 206,227
                                                                                                   --------------

      FRANCE
          Bioblock Scientific                                                      2,500                 163,729
          Brioche Pasquier                                                         1,000                 127,901
          Guilbert SA                                                              1,200                 234,614
          Societe Manutan                                                          2,000                 204,180
          Spir Communication                                                       1,400                 133,191
          Virbac                                                                   1,200                 142,618
                                                                                                   --------------

                                                                                                       1,006,233
                                                                                                   --------------

      GERMANY
          Rhoen-Klinikum AG                                                        1,200                 128,140
          SKW Trostberg AG                                                         6,000                 162,843
          Sto AG-OS Vorzugs**                                                        250                 117,657
                                                                                                   --------------

                                                                                                         408,640
                                                                                                   --------------

      ITALY
          Gewiss SPA                                                              10,000                 131,666
          Industrie Natuzzi SPA**                                                  3,740                  86,020

                                                                                                   --------------

                                                                                                         217,686
                                                                                                   --------------



                                        5






COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                            SHARES              VALUE

FOREIGN (CONTINUED)


      NETHERLANDS
          Grolsch NV                                                               3,350           $     129,830
          Nutricia Verenidge Bedrijven NV                                          1,300                 197,391
                                                                                                   --------------

                                                                                                         327,221
                                                                                                   --------------

      SWEDEN
          Cardo AB                                                                 5,000                 138,023
                                                                                                   --------------

      SWITZERLAND
          Fotolabo SA                                                                500                 194,030
          Phoenix Mecano                                                             300                 156,716
                                                                                                   --------------

                                                                                                         350,746
                                                                                                   --------------

      AUSTRALIA
          United Construction Group Ltd.                                          76,562                 118,601
                                                                                                   --------------

      NEW ZEALAND
          Guiness Peat Group PLC                                                 187,550                 108,546
                                                                                                   --------------

      JAPAN
          Aim Services Company Ltd.                                                5,000                  95,152
          Canon Aptex Inc.                                                         6,050                  81,792
          Chodai Co. Ltd.                                                          4,400                 107,604
          Daiwa Industries Ltd.                                                   12,000                  94,963
          FCC Co. Ltd.                                                             3,000                  81,374
          Fujimi Incorporated                                                      1,000                  53,733
          Fukuda Denshi                                                            5,000                 109,791
          Harada Industry Company                                                  3,000                  41,075
          Kanematsu Electronics                                                   10,000                  74,055
          Maruko Co. Ltd.                                                          2,700                  90,442
          Mirai Industry Co. Ltd.                                                  3,000                  81,374
          Nihon Jumbo Co. Ltd.                                                     5,160                 179,509
          Nissen                                                                      30                     209
          Royal Ltd.                                                               4,400                 100,405
          Toami Corporation                                                        7,000                  69,922
          Xebio Co. Ltd.                                                           4,000                 118,832
          Yamaichi Electronics CP Ltd.                                             2,000                  38,750
                                                                                                   --------------

                                                                                                       1,418,982
                                                                                                   --------------





                                        6





COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                            SHARES              VALUE

FOREIGN (CONTINUED)

      HONG KONG
          CDL Hotels International                                               195,000           $     111,555
          Chen Hsong Holdings                                                    150,000                  91,144
          Gold Peak Industries Ltd.                                              150,000                 102,780
          South China Morning Post                                               150,000                 124,111
          Vitasoy International Holdings Ltd.                                    250,000                 109,082
          YGM Trading                                                            100,000                 102,133
                                                                                                   --------------

                                                                                                         640,805
                                                                                                   --------------

      INDONESIA
          Multi Bintang                                                            5,500                  97,987
                                                                                                   --------------

      MALAYSIA
          Perlis Plantations Berhad                                               50,000                 155,384
                                                                                                   --------------

      PHILIPPINES
          Alaska Milk Corp.*                                                     900,000                 116,173
                                                                                                   --------------

      SINGAPORE
          Tibs Holdings Ltd.                                                      40,000                  70,571
          Tiger Medicals Ltd.                                                     50,000                  73,214
          United Industrial Corp.                                                 90,000                  75,857
                                                                                                   --------------

                                                                                                         219,642
                                                                                                   --------------

      THAILAND
          Matichon Public Co. Ltd. Forei                                          20,000                  52,223
          Saha Pathana Interholding Ltd.                                          35,000                  92,750
          Thai Pineapple Company Ltd.                                             60,000                 140,302
                                                                                                   --------------

                                                                                                         285,275
                                                                                                   --------------


      ARGENTINA
          Quilmes Industries SA*  **                                               2,400                  21,900
          Quilmes Industries SA*                                                   4,800                  38,400
                                                                                                   --------------

                                                                                                          60,300
                                                                                                   --------------

          Total common and preferred stocks
               (identified cost, $11,143,657)                                                         12,383,779
                                                                                                   --------------





                                        7




                                                                             PRINCIPAL
REPURCHASE AGREEMENT - 1.6%                                                    AMOUNT                 VALUE
          Bank of New York, dated 12/31/96, due
          1/2/97 (secured by $213,000 U.S. Treasury
          Notes, due 1/31/01, market value $211,935)                          $  206,779           $     206,779
                                                                                                   --------------

          Total Investments (identified cost, $11,350,436)                                            12,590,558

          Other assets, less liabilities - 0%                                                             (4,954)
                                                                                                   --------------

          NET ASSETS - 100%                                                                          $12,585,604
                                                                                                   ==============

          Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

             JPY  - Japanese Yen
             GBP - British Pounds



          *     Non-income producing security.
          **    Preferred stock.





          See notes to financial statements.



                                        8










DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
      Investments, at value (identified cost, $11,350,436)                                    $12,590,558
      Foreign cash, at value (cost, $26,833)                                                       26,833
      Receivable for investments sold                                                              30,696
      Net receivable for forward foreign currency exchange contracts sold                              50
      Net receivable for forward foreign currency exchange contracts purchased                        304
      Dividends and interest receivable                                                            16,034
      Other receivables                                                                            11,349
                                                                                             ------------

                Total assets                                                                   12,675,824
                                                                                             ------------

LIABILITIES:
      Payable for investments purchased                                                            57,841
      Management fees payable                                                                      16,522
      Accrued expenses                                                                             15,857
                                                                                             ------------

                Total liabilities                                                                  90,220
                                                                                             ------------

NET ASSETS                                                                                    $12,585,604
                                                                                             ============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $11,390,719
      Unrealized appreciation on investments and translation of assets and
          liabilities in foreign currencies                                                     1,240,045
      Accumulated distributions in excess of net realized gain on investments and
          foreign currency transactions                                                           (44,806)
      Accumulated distributions in excess of net investment income                                   (354)
                                                                                             ------------

                Total                                                                         $12,585,604
                                                                                             ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       1,124,924
                                                                                             ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS ( SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                                                 $     11.19
                                                                                             ============




See notes to financial statements.





                                        9






DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
      Dividends (net of foreign taxes withheld of $8,633)                                     $   171,381
      Interest                                                                                     20,636
                                                                                               ----------

                Total investment income                                                           192,017
                                                                                               ----------

EXPENSES:
      Management fee                                                                              120,522
      Custodian fee                                                                                69,345
      Legal fees                                                                                   34,775
      Accounting and audit fees                                                                    24,500
      Printing fees                                                                                19,776
      Registration costs                                                                            8,529
      Trustees' fees                                                                                7,375
                                                                                               ----------

                Total expenses                                                                    284,822

      Reduction of expenses by investment manager                                                (104,117)
                                                                                               ----------

                Net expenses                                                                      180,705
                                                                                               ----------

                Net investment income                                                              11,312
                                                                                               ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis):
      Investment transactions                                                                     154,611
      Foreign currency transactions and forward foreign currency exchange
        contracts and other transactions denominated in foreign currency                           (1,600)
                                                                                               ----------

                Net realized gain on investments and foreign currency                             153,011
                                                                                               ----------

  Change in unrealized appreciation (depreciation):
      Investments                                                                                 868,373
      Foreign currency and forward foreign currency exchange contracts and other
        transactions denominated in foreign currency                                                 (259)
                                                                                               ----------

                Net unrealized gain on investments and foreign currency                           868,114
                                                                                               ----------

                Net realized and unrealized gain on investments and foreign
                   currency                                                                     1,021,125
                                                                                               ----------

                Increase in net assets from operations                                         $1,032,437
                                                                                               ==========




See notes to financial statements.



                                       10






DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             Year Ended    Period Ended
                                                                             December 31,  December 31,
                                                                                1996              1995 *
                                                                            ------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                               $       11,312   $       66,244
     Net realized gain (loss) on investments and foreign currency               153,011          (28,897)
     Net unrealized appreciation on investments and foreign currency            868,114          371,931
                                                                            ------------    -------------

               Increase in net assets from operations                         1,032,437          409,278
                                                                            ------------    -------------

  Distributions declared to shareholders:
     From net investment income                                                 (10,427)         (66,244)
     In excess of net investment income                                           --              (5,980)
     From net realized gain on investments                                     (117,741)         --
     In excess of net realized gain on investments                              (46,438)         --
                                                                            ------------    -------------

               Total distributions declared to shareholders                    (174,606)         (72,224)
                                                                            ------------    -------------

  Fund share (principal) transactions:
     Net proceeds from sale of shares                                         1,136,330       10,000,000
     Net asset value of shares issued to shareholders in
       reinvestment of distributions                                            174,606           72,224
     Cost of shares reacquired                                                  (92,441)         --
                                                                            ------------    -------------

               Increase in net assets from Fund share transactions            1,218,495       10,072,224
                                                                            ------------    -------------

               Total increase in net assets                                   2,076,326       10,409,278

NET ASSETS:
  At beginning of period                                                     10,509,278          100,000
                                                                            ------------    -------------


  At end of period (including accumulated undistributed (distributions in excess of)  net investment income of  $(354) and $393,
    respectively)                                                           $12,585,604      $10,509,278
                                                                            ============    =============



* For the period from July 19, 1995 (commencement of operations) to December 31, 1995.


See notes to financial statements.






                                       11







DLB GLOBAL SMALL CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Year Ended        Period Ended
                                                                          December 31,        December 31,
                                                                               1996              1995 **
                                                                         ----------------    ---------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                                        $10.33             $10.00
                                                                              -------             ------

  Income from investment operations:
     Net investment income                                                        .01                .07
     Net realized and unrealized gain on investments                             1.01                .33
                                                                              -------             ------

               Total income from investment operations                           1.02               0.40
                                                                              -------             ------

  Less distributions declared to shareholders:
     From net investment income                                                  (.01)              (.07)
     From net realized gain on investments                                       (.11)              --
     In excess of net realized gain on investments                               (.04)              --
                                                                              -------             ------

               Total distributions declared to shareholders                      (.16)              (.07)
                                                                              -------             ------

  Net asset value - end of period                                              $11.19             $10.33
                                                                              =======             ======

  Total Return                                                                  9.85%               8.96%*

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                    1.50%               1.46%*
     Ratio of net investment income to average net assets                        .09%               1.46%*
     Portfolio turnover                                                           22%                  5%
     Average commission rate paid (1)                                       $ .01170                --
     Net assets at end of period (000 omitted)                               $12,586             $10,509


The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 1.50% of average daily net assets on an annualized basis. If the fee and expenses borne by the manager had been charged to the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income (loss) per share and ratios would have been:

     Net investment income (loss)
                                                                                $(.10)              $.02

     Ratios (to average net assets):
       Expenses                                                                  2.36 %             2.50%*
       Net investment income (loss)                                              (.77)%              .42%*


*      Annualized.
**    For the period from July 19, 1995 (commencement of operations) to December 31, 1995.
(1)   For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per  share  for  security  trades on which  commissions  are  charged. Average commission  rate paid is  computed by  dividing  the total  dollar amount of  commissions  paid during the year by the total  number of shares purchased and sold on which commissions were charged.


See notes to financial statements.



                                       12







DLB GLOBAL SMALL CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Global Small Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable that Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

         FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.





                                       13






         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, net capital losses of $44,755 attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's next taxable year.

         The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rate and to the extent unrecoverable are recorded as a reduction of net investment income.
         Distributions to shareholders are recorded on the ex-dividend date.

         The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1996, $1,632 was reclassified from accumulated distributions in excess of net realized gains on investment and foreign currency transactions to accumulated distributions in excess of net investment income due to differences between financial reporting and tax accounting for foreign currency transactions. This change had no effect on net assets or net asset value per share.


                                       14






         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund has a management contract with David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets.

         DLB has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSI") with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, DLB pays BSI a monthly fee at the annual rate of .50% of average daily net assets.

         For the year ended December 31, 1996, the management fee amounted to $120,522, of which $24,608 was waived by DLB. Additionally, $79,509 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $3,619,063 and $2,595,673, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                         $11,350,436
                                                               =============

          Gross unrealized appreciation                         $  2,082,069
          Gross unrealized depreciation                            (841,947)
                                                               -------------

          Net unrealized appreciation                           $  1,240,122
                                                               =============




                                       15







5.       SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                     Year Ended    Period Ended
                                                                      December 31, December 31,
                                                                         1996            1995
                                                                  ----------------  --------------

          Shares sold                                                   100,497        1,000,000
          Shares issued to shareholders in reinvestment
           of distributions                                              15,604            7,012
          Redemptions                                                   (8,189)          --
                                                                       --------       ----------

            Net increase                                                107,912        1,007,012
                                                                       ========       ==========


6.       FINANCIAL INSTRUMENTS

         The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the Fund's investment in a particular class of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996 is as follows:

         Forward Foreign Currency Exchange Contracts

                        Settlement                Contracts to   In Exchange  Contracts   Net Unrealized
                              Date   Currency  Deliver/Receive           For   at Value     Appreciation
           ------------ ----------- ---------- ---------------- ------------- ---------- ----------------

           Sales           1/02/97        JPY        3,116,069       $26,890    $26,840            $  50
                                                                                                    ====

           Purchases       1/03/97        GBP           15,137       $25,608    $25,912             $304
                                                                                                    ====


         At December 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.




                                       16






7.       RISKS ASSOCIATED WITH FOREIGN INVESTMENTS


         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.


                                       17










Manager's Commentary
--------------------

THE STOCK MARKET CLOSED OUT 1996 WITH ANOTHER STRONG SHOWING. The Dow Jones Industrial Average gained 29.1% for the year. The broader based S&P 500 was not quite as strong, but still posted an impressive 23.0% for the year. This continues an almost uninterrupted period of gain for large capitalization stocks, with the S&P 500 having had only one down year in the last fifteen. Small stocks trailed larger companies in 1996, as investors sought the safety of well-known, less economically sensitive companies due to uncertainty about the direction of the U.S. economy.

THE FUND PERFORMED IN 1996 AS FOLLOWS:
DLB Mid Cap Fund           +14.8%
Russell 2500               +19.0%

PERFORMANCE OF THE RUSSELL 2500 INDEX WAS DRIVEN BY THE FINANCIAL SERVICES SECTOR WHICH ROSE 30.9% IN 1996. We were underweighted in this sector. With valuation levels at record highs, and banking and brokerage stocks enjoying very high levels of profitability relative to their historical averages, we feel caution is warranted. As a result, the fund trailed the Russell 2500 benchmark in 1996.

AS YOU MIGHT EXPECT, OUR HEAVY WEIGHTINGS IN ECONMICALLY SENSITIVE SECTORS AND UNDERWEIGHTING IN FINANCE HURT US. However, favorable stock selection in the portfolio helped to counterbalance the weaker performance of our overweighted sectors. Our insistence on identifying companies with improving profitability and accelerating earnings allowed stocks held by the fund to do relatively well. With a consistent eye toward valuation and risk analysis, we feel the portfolio is well-positioned in this uncertain environment.



                 CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95


MOUNTAIN CHART PLOT POINTS:

                         DLB MID CAP         RUSSELL 2500
                         -----------         ------------
                         $100,000.00         $100,000.00
31-Jul-95                $100,500.00         $105,900.00
31-Aug-95                $ 99,696.00         $107,594.40
30-Sep-95                $100,792.66         $109,606.42
31-Oct-95                $ 98,595.38         $106,175.73
30-Nov-95                $106,897.11         $110,709.44
31-Dec-95                $109,270.22         $112,602.57
31-Jan-96                $111,302.65         $113,402.05
28-Feb-96                $114,652.86         $116,815.45
31-Mar-96                $117,702.62         $119,198.48
30-Apr-96                $119,232.76         $124,705.45
30-May-96                $121,879.73         $128,084.97
30-Jun-96                $119,746.83         $124,152.76
31-Jul-96                $112,118.96         $115,064.78
31-Aug-96                $116,087.97         $121,681.01
30-Sep-96                $117,202.41         $126,949.79
31-Oct-96                $115,983.51         $126,111.93
30-Nov-96                $122,188.63         $132,203.13
31-Dec-96                $125,402.19         $134,014.31




TOTAL RETURNS FOR PERIODS ENDED 12/31/96

                                                             Annualized
                                        One Year           Since Inception
                                     1/1/96-12/31/96      7/25/95-12/31/96

   DLB MID CAPITALIZATION FUND           14.76%                16.29%
   Russell 2500                          19.02%                21.55%

RUSSELL 2500 INDEX consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB MID CAPITALIZATION FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.



DELOITTE &
 TOUCHE LLP
-----------
    [LOGO]                               ---------------------------------------
                                         DLB MID CAPITALIZATION
                                         FUND

                                         Financial Statements for the
                                         Year Ended December 31, 1996 and
                                         for the Period from July 25, 1995
                                         (Commencement of Operations) to
                                         December 31, 1995


---------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
---------------
DLB MID CAPITALIZATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                                       1

FINANCIAL STATEMENTS:

      Portfolio of Investments as of December 31, 1996                                            2-5

      Statement of Assets and Liabilities as of December 31, 1996                                  6

      Statement of Operations for the Year Ended December 31, 1996                                 7

      Statements of Changes in Net Assets for the Year Ended December 31, 1996 and the Period from July 25, 1995 (commencement of operations) to December 31, 1995 8

      Financial Highlights for the Year Ended December 31, 1996 and the Period from July
        25, 1995 (commencement of operations) to December 31, 1995                                 9

      Notes to Financial Statements                                                              10-12








DELOITTE &
 TOUCHE LLP
------------
     [LOGO]

                     -----------------------------------------------------------
                     125 Summer Street                  Telephone: (617)261-8000
                     Boston, Massachusetts 02110-1617   Facsimile: (617)261-8111



INDEPENDENT AUDITORS' REPORT

Tothe Trustees of the DLB Fund Group and
 Shareholders of DLB Mid  Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Mid Capitalization Fund (a separate series of The DLB Fund Group) as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1996 and for the period from July 25, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Mid Capitalization Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
February 5, 1997








----------------
Deloitte Touche
Tohmatsu
International
----------------





DLB MID CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 99.0%

ISSUER                                                                 SHARES                VALUE

CHEMICALS - 3.8%
     Calgon Carbon Corporation                                            22,900          $     280,525
     M.A. Hanna Company                                                   11,100                242,813
                                                                                          -------------

                                                                                                523,338
                                                                                          -------------

METALS & MINING - 4.4%
     Calmat Co.                                                           16,600                311,250
     Martin Marietta Materials, Inc.                                      12,700                295,275
                                                                                         ---------------

                                                                                                606,525
                                                                                          -------------

PAPER & FOREST PRODUCTS - 2.0%
     Albany International Corp.                                           12,100                279,813
                                                                                          -------------

AEROSPACE - 2.2%
     EG&G, Inc.                                                           15,100                303,888
                                                                                          -------------

CONSTRUCTION - 2.4%
     Southdown, Inc.                                                      10,700                333,038
                                                                                          -------------

MACHINERY & EQUIPMENT - 9.6%
     BW/IP, Inc.                                                          19,000                313,500
     Elsag Bailey *                                                       17,900                335,625
     Harsco Corp.                                                          5,100                349,350
     Trinity Industries, Inc.                                              8,300                311,250
                                                                                          -------------

                                                                                              1,309,725
                                                                                          -------------

APPAREL - TEXTILE - 4.4%
     National Service Industries, Inc.                                     9,300                347,584
     Stride Rite Corporation                                              25,400                254,000
                                                                                          -------------

                                                                                                601,584
                                                                                          -------------

AUTO PARTS MANUFACTURERS - 6.2%
     Armor All Products Corporation                                       17,000                323,000
     Bandag, Incorporated, Class A                                         5,400                247,050
     Standard Products Company                                            11,000                280,500
                                                                                          -------------

                                                                                                850,550
                                                                                          -------------




                                        2





COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                 SHARES                VALUE

FURNITURE & APPLIANCES - 6.8%
     Herman Miller, Inc.                                                   8,200          $     464,325
     La-Z-Boy Inc.                                                         8,700                256,650
     Stanhome Inc.                                                         7,900                209,350
                                                                                          -------------

                                                                                                930,325
                                                                                          -------------

PRINTING & PUBLISHING - 4.4%
     Central Newspapers, Inc., Class A                                     8,200                360,800
     Lee Enterprises, Inc.                                                10,200                237,150
                                                                                          -------------

                                                                                                597,950
                                                                                          -------------

RETAIL - GENERAL - 2.4%
     Fred Meyer, Inc.*                                                     9,200                326,600
                                                                                          -------------

RETAIL - SPECIALTY - 3.1%
     Charming Shoppes, Inc.*                                              38,700                195,919
     Fingerhut Companies, Inc.                                            19,000                232,750
                                                                                          -------------

                                                                                                428,669
                                                                                          -------------

wholesalers - 1.8%
     Waban Inc.*                                                           9,300                241,800
                                                                                          -------------

FOOD PRODUCERS - 4.1%
     Dean Foods Company                                                    8,800                283,800
     Ralcorp Holdings, Inc.*                                              13,200                278,850
                                                                                          -------------

                                                                                                562,650
                                                                                          -------------

COSMETIC & TOILETRY - 2.0%
     Alberto-Culver Company, Class A                                       6,500                268,125
                                                                                          -------------

TOBACCO - 2.9%
     Dimon Inc.                                                           16,200                386,187
                                                                                          -------------

COAL, GAS & PIPE - 4.2%
     Cabot Oil & Gas Corp., Class A                                       15,500                265,438
     Nabors Industries, Inc.*                                             16,400                315,700
                                                                                          -------------

                                                                                                581,138
                                                                                          -------------




                                        3





COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                 SHARES                VALUE

EXPLORATION & DRILLING - 2.5%
     Global Industrial Technologies, Inc.*                                15,500          $     342,938
                                                                                          -------------

OIL - DOMESTIC - 2.0%
     Quaker State Corporation                                             19,600                276,850
                                                                                          -------------

BANKS - 6.8%
     Dime Bancorp, Inc.*                                                  14,200                209,450
     First Security Corp.                                                 10,500                354,375
     Glendale Federal Bank, FSB*                                          16,000                372,000
                                                                                          -------------

                                                                                                935,825
                                                                                          -------------
INSURANCE COMPANIES - 7.5%
     Arthur J. Gallagher & Co.                                             6,500                201,500
     Hartford Steam Boiler                                                 5,400                250,425
     Western National Corp.                                               16,600                319,550
     Willis Corroon Group **                                              22,100                254,150
                                                                                          -------------

                                                                                              1,025,625
                                                                                          -------------

COMPUTER RELATED - 1.8%
     Gerber Scientific, Inc.                                              16,700                248,413
                                                                                          -------------

ELECTRONICS & INSTRUMENTS - 2.8%
     Intergraph Corporation*                                              19,900                203,975
     Scitex Corp. Ltd.                                                    18,200                172,900
                                                                                          -------------

                                                                                                376,875
                                                                                          -------------

OFFICE EQUIPMENT - 2.8%
     Wallace Computer Services, Inc.                                      11,200                386,400
                                                                                          -------------

TELECOMMUNICATIONS - 1.2%
     Octel Communications Corp.*                                           9,300                162,750
                                                                                          -------------

TRUCKING & SHIPPING - 3.2%
     Alexander & Baldwin Inc.                                             10,200                255,000
     J.B. Hunt Transport Services, Inc.                                   12,500                175,000
                                                                                          -------------

                                                                                                430,000
                                                                                          -------------



                                        4



COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                 SHARES                VALUE

NATURAL GAS - 1.7%
     Equitable Resources, Inc.                                             8,000          $     238,000
                                                                                          -------------

     Total common and preferred stocks (identified
        cost, $12,043,790)                                                                   13,555,581
                                                                                          -------------

                                                                       PRINCIPAL
REPURCHASE AGREEMENT - 0.9%                                             AMOUNT
     Bank of New York, dated 12/31/96, due
     1/2/97 (secured by $120,000 U.S. Treasury
     Notes, due 1/31/01, market value $119,400)                       $  116,999                116,999
                                                                                          -------------

     Total investments (identified cost, $12,160,789)                                        13,672,580

     Other assets, less liabilities - 0.1%                                                       17,135
                                                                                          -------------

     NET ASSETS - 100%                                                                      $13,689,715
                                                                                          =============




     *   Non-income producing security
     **  Preferred stock



     See notes to financial statements.








                                        5














DLB MID CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
      Investments, at value (identified cost, $12,160,789)                                    $13,672,580
      Dividends and interest receivable                                                            26,548
      Other receivables                                                                            10,405
                                                                                             ------------

                Total assets                                                                   13,709,533
                                                                                             ------------

LIABILITIES:
      Management fees payable                                                                       6,606
      Accrued expenses                                                                             13,212
                                                                                             ------------

                Total liabilities                                                                  19,818
                                                                                             ------------

NET ASSETS                                                                                    $13,689,715
                                                                                             ============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $12,178,649
      Unrealized appreciation on investments                                                    1,511,791
      Accumulated distributions in excess of net realized gain on investments                        (368)
      Accumulated distributions in excess of net investment income                                   (357)
                                                                                             ------------

                Total                                                                         $13,689,715
                                                                                             ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       1,189,227
                                                                                             ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS ( SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                                                 $     11.51
                                                                                             ============



See notes to financial statements.





                                        6







DLB MID CAPITALIZATION FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
      Dividends (net of foreign taxes withheld of $2,396)                                    $     48,436
      Interest                                                                                     24,346
                                                                                               ----------

                Total investment income                                                           272,782
                                                                                               ----------

EXPENSES:
      Management fee                                                                               75,235
      Custodian fee                                                                                53,815
      Legal fees                                                                                   34,775
      Accounting and audit fees                                                                    23,050
      Printing fees                                                                                19,776
      Registration costs                                                                            8,529
      Trustees' fees                                                                                7,375
                                                                                               ----------

                Total expenses                                                                    222,555

      Reduction of expenses by investment manager                                                (109,748)
                                                                                               ----------

                Net expenses                                                                      112,807
                                                                                               ----------

                Net investment income                                                             159,975
                                                                                               ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Realized gain  (identified cost basis)                                                      755,181

      Change in unrealized appreciation                                                           760,116
                                                                                               ----------

                Net realized and unrealized gain on investments                                 1,515,297
                                                                                               ----------

                Increase in net assets from operations                                         $1,675,272
                                                                                               ==========





See notes to financial statements.




                                        7







DLB MID CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                            Year Ended      Period Ended
                                                                           December 31,     December 31,
                                                                               1996               1995 *
                                                                           -------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                                $     159,975   $       83,881
     Net realized gain on investments                                           755,181           93,308
     Net unrealized appreciation on investments                                 760,116          751,675
                                                                            ------------    ------------

               Increase in net assets from operations                         1,675,272          928,864
                                                                            ------------    ------------

  Distributions declared to shareholders:
     From net investment income                                                (160,207)         (83,531)
     In excess of net investment income                                            (357)
                                                                                                 --
     From net realized gain on investments                                     (755,181)         (93,308)
     In excess of net realized gain on investments                                 (368)         --
                                                                            ------------    ------------

               Total distributions declared to shareholders                    (916,113)        (176,839)
                                                                            ------------    ------------

  Fund share (principal) transactions:
     Net proceeds from sale of shares                                         1,176,534       10,000,000
     Net asset value of shares issued to shareholders in
       reinvestment of distributions                                            916,113          176,839
     Cost of shares reacquired                                                  (90,965)         --
                                                                            ------------    ------------

               Increase in net assets from Fund share transactions            2,001,682       10,176,839
                                                                            ------------    ------------

               Total increase in net assets                                   2,760,841       10,928,864

NET ASSETS:
  At beginning of period                                                     10,928,874               10
                                                                            ------------    ------------

  At end of period (including accumulated undistributed (distributions in excess of) net investment income of ($357) and $232,
    respectively)                                                           $13,689,715      $10,928,874
                                                                            ============    ============





* For the period from July 25, 1995 (commencement of operations) to December 31, 1995.



See notes to financial statements.





                                                         8







DLB MID CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended       Period Ended
                                                                          December 31,      December 31,
                                                                              1996              1995 **
                                                                         ---------------  ----------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                                       $10.75           $10.00
                                                                              ------           -------

  Income from investment operations:
     Net investment income                                                       .15              .08
     Net realized and unrealized gain on investments                            1.44              .84
                                                                              ------           -------

               Total income from investment operations                          1.59              .92
                                                                              ------           -------

  Less distributions declared to shareholders:
     From net investment income (2)                                             (.15)            (.08)
     From net realized gain on investments (3)                                  (.68)            (.09)
                                                                              ------           -------

               Total distributions declared to shareholders                     (.83)            (.17)
                                                                              ------           -------

  Net asset value - end of period                                             $11.51           $10.75
                                                                              ======           =======

  Total Return                                                                14.75%            21.17%*

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                    .90%              .90%*
     Ratio of net investment income to average net assets                      1.28%             1.90%*
     Portfolio turnover                                                          25%                6%
     Average commission rate paid (1)                                        $.05270              --
     Net assets at end of period (000 omitted)                               $13,690          $10,929

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed .90% of average daily net assets on an annualized basis. If the fee and expenses borne by the manager had been charged to the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income per share and ratios would have been:

     Net investment income                                                      $.05
                                                                                                 $.01

     Ratios (to average net assets):
       Expenses                                                                 1.77%            2.50%*
       Net investment income                                                     .41%             .32%*

*   Annualized.
**  For the period from July 25, 1995  (commencement  of  operations) to December 31, 1995.
(1) For years  beginning  on or after  September  1, 1995, a fund is required to disclose its average  commission rate per share for security trades on which commissions  are  charged.  Average  commission  rate  paid is  computed  by dividing the total dollar amount of commissions  paid during the year by the total number of shares purchased and sold on which commissions were charged.
(2) Distributions in excess of net investment income for the year ended December
    31, 1996 were less than $.01 per share.
(3) Distributions  in excess of net realized  gain on  investments  for the year ended December 31, 1996 were less than $.01 per share.


See notes to financial statements.



                                        9





DLB MID CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Mid Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable that Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.





                                       10







         The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1996 there were no reclassifications required.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund has a management contract with David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of .60% of average daily net assets.

         For the year ended December 31, 1996, the management fee amounted to $75,235, of which $37,918 was waived by DLB. Additionally, $71,830 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $4,401,309 and $3,072,587, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                         $12,160,789
                                                               =============

          Gross unrealized appreciation                         $  2,187,355
          Gross unrealized depreciation                             (675,564)
                                                               -------------

          Net unrealized appreciation                           $  1,511,791
                                                               =============





                                       11








5.       SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                  Year Ended        Period Ended
                                                                  December 31,      December 31,
                                                                      1996             1995
                                                                ---------------   ---------------

          Shares sold                                                  100,908         1,000,000
          Shares issued to shareholders in reinvestment
            of distributions                                            79,593            16,543
          Redemptions                                                   (7,818)          --
                                                                      --------        -----------

            Net increase                                               172,683         1,016,543
                                                                      ========        ===========




                                       12









Manager's Commentary
--------------------


DLB VALUE FUND COMPLETED ITS FIRST CALENDAR YEAR ON DECEMBER 31, 1996.
In 1996, the Fund's total return (appreciation plus net income) was 23.99%. This compared favorably with the 20.78% average return for our "growth and income" peer group in Lipper's Mutual Fund Performance Analysis. The stock market, bouyed by earnings that were stronger than generally anticipated and a relatively sanguine interest rate and inflation environment, confounded most prognosticators by surging 22.95% as measured by the S&P 500 Stock Index, driven by strength in large capitalization growth stocks.

THE VALUE STYLE TOOK A BACK SEAT TO THE GROWTH STYLE AGAIN IN 1996, as reflected in the returns of the growth and value subsets of the S&P 500 measured by the S&P/BARRA growth and value indices.The growth index returned 23.97%, while the value index rose 22.00%. The current strength of the growth style began in October of 1993, so the current fashion has been in vogue for over three years, exceeding the longest period in which one style has remained in favor since the inception of these indices in 1975.

NO ONE CAN RELIABLY PREDICT WHEN THE MARKET'S PREFERENCE WILL SHIFT BACK TO VALUE FOR A SUSTAINED PERIOD, BUT THERE ARE FACTORS THAT MAY INDICATE IT IS TIME FOR A CHANGE. The high absolute level of the market, and the length of time since the last signigicant correction, may rekindle investors' appreciation of the lower risk or volatility that is characteristic of the value style.The market's fascination with high quality growth issues such as Coca Cola and Gillette has driven their shares to price/earnings ratios of 42 and 30 on trailing earnings, respectively. These multiples appear quite full relative to the consensus estimates of their long term rate of earnings growth for the future. The valuation gulf between these market leaders and the average P/E multiple of the companies in the Fund, currently 16 (as of December 31, 1996), has grown too wide in our opinion.

THE PORTFOLIO BENEFITED BY BEING SIGNIFICANTLY OVERWEIGHT IN FINANCIAL STOCKS RELATIVE TO THE MARKET. This helped to offset the negtive impact of the holdings in basic materials, retail and consumer cyclical companies. Although we were only slightly under the S&P weight in technology, the sector with the highest returns for our fiscal year, we were not invested in the "high-tech" chip, networking and internet stocks that produced most of the fireworks in a powerful rebound from the correction they experienced in the second half of 1995.

AS HAS USUALLY BEEN THE CASE IN OUR VALUE PORTFOLIOS, WE AGAIN BENEFITTED FROM A MERGER ANNOUNCEMENT. PHH, which we purchased for $23 in July 1995, became the subject of an offer from HFS, Inc. at $49.50. IBM and Chase Manhattan continued to produce handsome returns for us with gains of 66% and 59% respectively. Six other holdings chipped in with returns of 40-50%. They were Allstate, National City, Reebok, duPont, First Bank System and Kmart.

APPLE COMPUTER HEADED THE LIST OF DISAPPOINTMENTS FOR 1996, JOINED BY KLM ROYAL DUTCH AIRLINES, OVERSEAS SHIPHOLDING AND HANSON PLC. Each is selling below, or just above, book value. Apple continues to have production and marketing problems which the new management is working hard to diagnose and cure. They have announced a merger with Next, a company founded by Steve Jobs, an original Apple founder, who is coming back to help improve the operating system, which even now is considered by many to be superior to Microsoft's Windows. Although the company still has significant problems to work out, it appears to be in decent financial shape with $1.8 billion in cash. Hanson and KLM are selling at very low multiples of earnings. Hanson is in the midst of breaking itself into four companies. The spin-offs of Millenium and Imperial Tobacco have already occurred, and the last piece is expected to occur in February when the energy company is separated from the building operations. We have sold the Imperial Tobacco, and expect to retain the other pieces for a while in order to realize their expected higher values.

COMPANIES WHICH WERE ELIMINATED FROM THE PORTFOLIO DURING 1996 WERE GUIDANT, ELI LILLY, SHARED MEDICAL SYSTEMS, IMPERIAL TOBACCO (SALE SETTLED IN 1997) AND HUFFY. The first three were successful investments which we sold at substantial profits. Imperial Tobacco produced a loss, but we did not think holding the shares was likely to prove rewarding after the spin-off from Hanson. Huffy had been depressed because of competition from China with its low labor costs. The stock rebounded so we were able to sell at a small gain, and we were not able to maintain the company in the portfolio at full size because of its small market capitalization.

THE PORTFOLIO CONTINUES TO HAVE VERY ATTRACTIVE VALUATION CHARACTERISTICS.
Based on estimated earnings for 1997, the average P/E ratio was 15.5 at our year end, and the average price to book value ratio was 2.6. These values compare favorably with ratios of 17.3 and 4.9, respectively, for the S&P 500 stock index.

WE  WELCOME  NEW  INVESTORS  WHO HAVE  JOINED US IN THE PAST  YEAR,  AND WE LOOK
FORWARD TO CONTINUING OUR EFFORTS TO PROVIDE ALL OUR SHAREHOLDERS WITH CONSISTENT, FAVORABLE RETURNS IN THE FUTURE.



                 CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95


MOUNTAIN CHART PLOT POINTS:

                         DLB VALUE           S&P 500
                         -----------         -----------
                         $100,000.00         $100,000.00
31-Jul-95                $100,800.00         $102,400.00
31-Aug-95                $100,699.20         $102,656.00
30-Sep-95                $104,294.16         $106,988.08
31-Oct-95                $102,093.55         $106,602.93
30-Nov-95                $106,789.86         $111,282.79
31-Dec-95                $108,178.13         $113,430.55
31-Jan-96                $110,428.23         $117,287.19
28-Feb-96                $113,398.75         $118,377.96
31-Mar-96                $116,880.09         $119,514.39
30-Apr-96                $118,306.03         $121,271.25
30-May-96                $121,370.16         $124,400.05
30-Jun-96                $120,654.07         $124,872.77
31-Jul-96                $116,467.38         $119,353.39
31-Aug-96                $120,252.57         $121,871.75
30-Sep-96                $124,040.52         $128,733.13
31-Oct-96                $125,057.65         $132,286.16
30-Nov-96                $134,874,68         $142,287.00
31-Dec-96                $134,132.87         $139,469.72




TOTAL RETURNS FOR PERIODS ENDED 12/31/96

                                                             Annualized
                                        One Year           Since Inception
                                     1/1/96-12/31/96      7/25/95-12/31/96

   DLB VALUE FUND                        23.99%                21.63%
    S&P 500                              22.96%                24.83%

STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not matcht those in the index and performance of the fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB VALUE FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.



DELOITTE &
 TOUCHE LLP
------------
     [LOGO]

                     -----------------------------------------------------------
                     125 Summer Street                  Telephone: (617)261-8000
                     Boston, Massachusetts 02110-1617   Facsimile: (617)261-8111



INDEPENDENT AUDITORS' REPORT

To the Trustees of the DLB Fund Group and Shareholders of DLB Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Value Fund (a separate series of The DLB Fund Group) as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1996 and for the period from July 25, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Value Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
February 5, 1997






----------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
----------------





DLB VALUE FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 95.7%

ISSUER                                                                       SHARES                VALUE

CHEMICALS - 2.3%
     E.I. Dupont deNemours & Co.                                              4,600            $     434,125
                                                                                                -------------

SPECIALTY CHEMICALS - 0.2%
     Millennium Chemicals Inc.                                                2,357                   41,837
                                                                                                -------------

METALS & MINING - 0.5%
     Martin Marietta Materials, Inc.                                          4,323                  100,510
                                                                                                -------------

PAPER & FOREST PRODUCTS - 7.1%
     Potlatch Corporation                                                    10,600                  455,800
     Weyerhaeuser Co.                                                         9,100                  431,113
     Willamette Industries, Inc.                                              6,800                  473,450
                                                                                                -------------

                                                                                                   1,360,363
                                                                                                -------------
AEROSPACE - 4.6%
     Boeing Company                                                           4,700                  499,963
     Lockheed Martin Corporation                                              4,184                  382,836
                                                                                                -------------

                                                                                                     882,799
                                                                                                -------------

ENVIRONMENTAL - 2.4%
     Safety-Kleen Corp.                                                      28,700                  469,962
                                                                                                -------------

APPAREL - TEXTILE - 2.5%
     Reebok International Ltd.                                               12,100                  508,200
                                                                                                -------------

AUTO PARTS MANUFACTURERS - 2.4%
     Dana Corporation                                                        14,000                  456,750
                                                                                                -------------

PRINTING & PUBLISHING - 2.0%
     Harcourt General Inc.                                                    8,300                  382,838
                                                                                                -------------

RETAIL DISCOUNT - 2.2%
     KMart Corp.                                                             27,900                  289,462
     KMart Financial 7.75% Convertible Preferred**                            2,600                  126,750
                                                                                                -------------

                                                                                                     416,212
                                                                                                -------------



COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                       SHARES                VALUE

RETAIL - GENERAL - 4.2%
     J. C. Penney Company, Inc.                                               8,000            $     390,000
     Sears, Roebuck & Co.                                                     9,100                  419,738
                                                                                                -------------

                                                                                                     809,738
                                                                                                -------------

FOOD PRODUCERS - 2.5%
     Grand Metropolitan Plc.                                                 14,899                  471,181
                                                                                                -------------

MEDICAL SUPPLIES & SERVICES - 4.8%
     Tenet Healthcare Corporation*                                           19,500                  426,563
     United Healthcare Corp.                                                 10,900                  490,500
                                                                                               --------------

                                                                                                     917,063
                                                                                                -------------

OIL - DOMESTIC - 2.4%
     Atlantic Richfield Co.                                                   3,500                  463,750
                                                                                                -------------

OIL - INTERNATIONAL - 2.5%
     Royal Dutch Petroleum ADR                                                2,800                  478,100
                                                                                                -------------

BANKS - 9.6%
     Chase Manhattan Corp.                                                    5,400                  481,950
     First Bank System Inc.                                                   6,500                  443,625
     National City Corp.                                                     10,400                  466,700
     Wells Fargo & Co.                                                        1,700                  458,575
                                                                                                -------------

                                                                                                   1,850,850
                                                                                                -------------

FINANCIAL SERVICES - 12.6%
     American Express Co.                                                     9,400                  531,100
     Salomon Inc.                                                             9,600                  452,400
     Student Loan Corp.                                                      13,300                  495,425
     Student Loan Marketing Association                                       5,000                  465,625
     Transamerica Corp.                                                       6,000                  474,000
                                                                                                -------------

                                                                                                   2,418,550
                                                                                                -------------

INSURANCE COMPANIES - 7.9%
     Aetna Inc.                                                               6,700                  536,000
     Allstate Corp.                                                           8,400                  486,150
     General RE Corp.                                                         3,100                  489,025
                                                                                                -------------

                                                                                                   1,511,175
                                                                                                -------------

COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                       SHARES                VALUE

DIVERSIFIED - 1.3%
     Hanson PLC                                                              37,100            $     250,425
                                                                                                -------------

PROFESSIONAL SERVICES - 4.1%
     ABM Industries Inc.                                                     20,000                  370,000
     PHH Corporation                                                          9,600                  412,800
                                                                                                -------------

                                                                                                     782,800
                                                                                                -------------

COMPUTER RELATED - 4.8%
     Apple Computer Inc.                                                     18,900                  394,538
     International Business Machines                                          3,500                  528,500
                                                                                                -------------

                                                                                                     923,038
                                                                                                -------------

OFFICE EQUIPMENT - 5.5%
     Wallace Computer Services, Inc.                                         15,600                  538,200
     Xerox Corp.                                                              9,900                  520,988
                                                                                                -------------

                                                                                                   1,059,188
                                                                                                -------------

AIRLINES - 2.8%
     KLM Royal Dutch Airlines                                                19,000                  529,625
                                                                                                -------------

TRUCKING & SHIPPING - 2.3%
     Overseas Shipholding Group                                              26,500                  450,500
                                                                                                -------------

ELECTRICAL POWER - 2.2%
     Texas Utilities Company                                                 10,300                  419,722
                                                                                                -------------

Total common and preferred stocks
     (identified Cost, $15,423,824)                                                               18,389,301

                                                                        PRINCIPAL
REPURCHASE AGREEMENT - 3.8%                                               AMOUNT
     Bank of New York, dated 12/31/96, due
     1/2/97 (secured by $755,000 U.S. Treasury
     Notes, due 1/31/01, market value $751,225)                            $735,130                  735,130
                                                                                                -------------

     Total Investments (identified cost, $16,158,954)                                             19,124,431

     Other assets, less liabilities - 0.5%                                                           103,671
                                                                                                -------------

     NET ASSETS - 100%                                                                           $19,228,102
                                                                                                =============

     *  Non-income producing security
     ** Preferred stock

     See notes to financial statements.

DLB VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
      Investments, at value (identified cost, $16,158,954)                                    $19,124,431
      Receivable for investments sold                                                             104,672
      Dividends and interest receivable                                                            24,234
                                                                                             ------------


                Total assets                                                                   19,253,337
                                                                                             ------------


LIABILITIES:
      Management fees payable                                                                      11,040
      Accrued expenses                                                                             14,195
                                                                                             ------------


                Total liabilities                                                                  25,235
                                                                                             ------------


NET ASSETS                                                                                    $19,228,102
                                                                                             ============


NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $16,290,313
      Unrealized appreciation on investments                                                    2,965,477
      Accumulated distributions in excess of net realized gain on investment
         transactions                                                                             (27,688)
                                                                                             ------------


                Total                                                                         $19,228,102
                                                                                             ============


SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       1,534,983
                                                                                             ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS ( SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                                                 $     12.53
                                                                                             ============








See notes to financial statements.

DLB VALUE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
      Dividends (net of foreign tax withheld of $5,412)                                      $   336,140
      Interest                                                                                    23,879
                                                                                             -----------


                Total investment income                                                          360,019
                                                                                             -----------


EXPENSES:
      Management fee                                                                              83,908
      Custodian fee                                                                               51,665
      Legal fees                                                                                  34,775
      Accounting and audit fees                                                                   23,050
      Printing fees                                                                               19,776
      Registration costs                                                                           8,529
      Trustees' fees                                                                               7,375
                                                                                             -----------


                Total expenses                                                                   229,078

      Reduction of expenses by investment manager                                               (107,266)
                                                                                             -----------


                Net expenses                                                                     121,812
                                                                                             -----------


                Net investment income                                                            238,207
                                                                                             -----------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Realized gain (identified cost basis)                                                      595,835

      Change in unrealized appreciation                                                        2,386,704
                                                                                             -----------


                Net realized and unrealized gain on investments                                2,982,539
                                                                                             -----------


                Increase in net assets from operations                                        $3,220,746
                                                                                             ===========




See notes to financial statements.

DLB VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           Year Ended    Period Ended
                                                                          December 31,    December 31,
                                                                              1996           1995 *
                                                                          -------------   ------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                               $     238,207    $     91,102
     Net realized gain on investments                                          595,835         147,693
     Net unrealized appreciation on investments                              2,386,704         578,773
                                                                          -------------   ------------

               Increase in net assets from operations                        3,220,746         817,568
                                                                          -------------   ------------


  Distributions declared to shareholders:
     From net investment income                                               (234,884)        (90,860)
     From net realized gain on investments                                    (595,835)       (147,693)
     In excess of net realized gain on investments                             (31,253)            --
                                                                          -------------   ------------

               Total distributions declared to shareholders                   (861,972)       (238,553)
                                                                          -------------   ------------


  Fund share (principal) transactions:
     Net proceeds from sale of shares                                        5,414,040      10,000,000
     Net asset value of shares issued to shareholders in
       reinvestment of distributions                                           861,972         238,553
     Cost of shares reacquired                                                (224,262)        --
                                                                          -------------   ------------

               Increase in net assets from Fund share transactions           6,051,750      10,238,553
                                                                          -------------   ------------


               Total increase in net assets                                  8,410,524      10,817,568

NET ASSETS:
  At beginning of period                                                    10,817,578              10
                                                                          -------------   ------------

  At end of period (including undistributed net investment income
     of $0 and $242, respectively)                                         $19,228,102     $10,817,578
                                                                          =============   ============



* For the period from July 25, 1995 (commencement of operations) to December 31, 1995.


See notes to financial statements.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended        Period Ended
                                                                          December 31,       December 31,
                                                                              1996              1995 **
                                                                        ----------------- -----------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                                         $10.58            $10.00
                                                                               -------            ------


  Income from investment operations:
     Net investment income                                                         .16               .09
     Net realized and unrealized gain on investments                              2.38               .73
                                                                               -------            ------


               Total income from investment operations                            2.54               .82
                                                                               -------            ------


  Less distributions declared to shareholders:
     From net investment income                                                   (.16)             (.09)
     From net realized gain on investments                                        (.41)             (.15)
     In excess of net realized gain on investments                                (.02)             --
                                                                               -------            ------


               Total distributions declared to shareholders                       (.59)             (.24)
                                                                               -------            ------


  Net asset value - end of period                                               $12.53            $10.58
                                                                               =======            ======


  Total Return                                                                  23.99%             18.64%*

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                      .80%               .80%*
     Ratio of net investment income to average net assets                        1.56%              2.02%*
     Portfolio turnover                                                            23%                 7%*
     Average commission rate paid (1)                                          $.05378             --
     Net assets at end of period (000 omitted)                                                   $10,818
                                                                               $19,228

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed .80% of average daily net assets on an annualized basis. If the fee and expenses borne by the manager had been charged to the Fund, the investment income per share and ratios would have been:

     Net investment income                                                       $.09               $.02

     Ratios (to average net assets):
       Expenses                                                                  1.50%              2.43%*
       Net investment income                                                      .86%               .40%*


*     Annualized.
**    For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
(1)   For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per  share  for  security  trades on which  commissions  are  charged. Average commission  rate paid is  computed by  dividing  the total  dollar amount of  commissions  paid during the year by the total  number of shares purchased and sold on which commissions were charged.

See notes to financial statements.


DLB VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Value Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable that Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

         The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital.
         Differences between income for financial reporting purposes and tax-basis earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1996, $3,565 was reclassified from undistributed net investment income to accumulated distributions in excess of net realized gain on investment transactions due to differences between financial reporting and tax accounting for realized gain on investments. This change had no effect on net assets or net asset value per share.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund has a management contract with David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets.

         For the year ended December 31, 1996, the management fee amounted to $83,908, of which $30,836 was waived by DLB. Additionally, $76,430 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchase and sales of investments, other than short-term obligations, aggregated $8,227,742 and $3,366,512, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                     $16,158,954
                                                           =============

          Gross unrealized appreciation                     $  3,442,229
          Gross unrealized depreciation                         (476,752)
                                                           -------------

          Net unrealized appreciation                       $  2,965,477
                                                           =============

5.       SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                    Year Ended         Period Ended
                                                                   December 31,        December 31,
                                                                       1996                1995
                                                                 ------------------ -------------------

          Shares sold                                                    462,564            1,000,000
          Shares issued to shareholders in reinvestment
            of distributions                                              68,793               22,590
          Redemptions                                                   (18,965)               --
                                                                       ---------          -----------

            Net increase                                                 512,392            1,022,590
                                                                       =========          ===========

                                       11






DELOITTE &
 TOUCHE LLP
-----------
    [LOGO]                                    ----------------------------------
                                              DLB GLOBAL BOND
                                              FUND

                                              Financial Statements for the
                                              Period From August 26, 1996
                                              (Commencement of Operations) to
                                              December 31, 1996




---------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
---------------





DLB GLOBAL BOND FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                                       1

FINANCIAL  STATEMENTS  FOR THE PERIOD  FROM  AUGUST 26,  1996  (COMMENCEMENT  OF
OPERATIONS) TO DECEMBER 31, 1996:

      Portfolio of Investments                                                                    2-3

      Statement of Assets and Liabilities                                                          4

      Statement of Operations                                                                      5

      Statement of Changes in Net Assets                                                           6

      Financial Highlights                                                                         7

      Notes to Financial Statements                                                               8-13























DELOITTE &
 TOUCHE LLP
------------
     [LOGO]

                     -----------------------------------------------------------
                     125 Summer Street                  Telephone: (617)261-8000
                     Boston, Massachusetts 02110-1617   Facsimile: (617)261-8111



INDEPENDENT AUDITORS' REPORT

To the Trustees of the DLB Fund Group and Shareholders of DLB Global Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Global Bond Fund (a separate series of The DLB Fund Group) as of December 31, 1996, and the related statements of operations and changes in net assets, and the financial highlights for the period from August 26, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Global Bond Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the period from August 26, 1996 (commencement of operations) to December 31, 1996 in conformity with generally accepted accounting principles .


Deloitte & Touche LLP
February 5, 1997




-----------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
-----------------







DLB GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------

BONDS - 98.5%

      MOODY'S
       RATING                                                                         PRINCIPAL
    (UNAUDITED)                  ISSUER                                                 AMOUNT               VALUE

                 US GOVERNMENT - 50.4%
         AAA           US Treasury Note, 6.00%, 1998 (1)                         $       3,400,000        $  3,404,250
         AAA           US Treasury Note, 6.375%, 2001                                    5,000,000           5,028,125
         AAA           US Treasury Note, 6.50%, 2006                                     4,000,000           4,022,500
         NR            US Treasury Bill, 1997                                              250,000             247,412
         NR            US Treasury Bill, 1997                                              300,000             296,549
                                                                                                          -------------

                                                                                                            12,998,836
                                                                                                          -------------


                 FOREIGN GOVERNMENT - 48.1%
         AAA           Tennessee Valley Authority, 6.375%, 2006           DEM            5,000,000           3,323,596
         NR            Kingdom of Sweden, 6.00%, 2005                     SEK            5,000,000             707,128
         NR            Italian Republic BTPS, 9.50%, 2001                 ITL        1,000,000,000             727,256
         NR            Canada, 7.00%, 2006                                CAD            1,000,000             760,758
         NR            United Kingdom Gilts, 7.00%, 2001                  GBP            1,000,000           1,694,350
         NR            French Republic OAT, 6.50%, 2006                   FRF            5,000,000           1,009,824
         NR            Kingdom of Spain, 8.40%, 2001                      ESP          100,000,000             841,477
         NR            New Zealand, 8.00%, 2001                           NZD            1,000,000             728,738
         NR            French Republic BTAN, 5.75%, 2001                  FRF           13,000,000           2,631,802
                                                                                                          -------------

                                                                                                            12,424,929
                                                                                                          -------------

                      Total bonds (identified cost $25,173,492)                                             25,423,765
                                                                                                          -------------








                                        2




CALL OPTION ON FINANCIAL FUTURES CONTRACTS - 0.0%

                 DESCRIPTION                                                         CONTRACTS
                     Call option on financial futures contracts for
                      31,250 Deutsche Marks, expiration 1/03/97,
                      strike price $68, (identified cost, $10,439)                      25                       $156
                                                                                                          -------------


                     Total Investments (identified cost $25,183,931)                                        25,423,921

                     Other assets, less other liabilities - 1.5%                                               381,345
                                                                                                          -------------


                     NET ASSETS - 100%                                                                     $25,805,266
                                                                                                          =============

                  (1) Security is held as collateral on open futures contracts. NR - Not rated

                  Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.


                  CAD - Canadian Dollars       GBP - British Pounds
                  DEM - Deutsche Marks         ITL - Italian Lire
                  ESP  - Spanish Pesetas       NZD - New Zealand
                                                     Dollars
                  FRF  - French Francs         SEK - Swedish Kronor


                  See notes to financial statements.




                                        3








DLB GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
      Investments, at value (identified cost, $25,183,931)                                    $25,423,921
      Cash                                                                                         34,667
      Interest receivable                                                                         513,252
                                                                                             ------------

                Total assets                                                                   25,971,840
                                                                                             ------------

LIABILITIES:
      Payable for daily variation margin on open futures contracts                                  2,409
      Net payable for forward foreign currency exchange contracts purchased                         2,933
      Net payable for forward foreign currency exchange contracts sold                            121,328
      Management fees payable                                                                      23,662
      Accrued expenses                                                                             16,242
                                                                                             ------------

                Total liabilities                                                                 166,574
                                                                                             ------------

NET ASSETS                                                                                    $25,805,266
                                                                                             ============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $25,828,760
      Unrealized appreciation on investments and translation of assets and
         liabilities in foreign currencies                                                        100,937
      Accumulated distributions in excess of net investment income                                (57,466)
      Accumulated distributions in excess of net realized gain on investment and foreign currency transactions
                                                                                                  (66,965)
                                                                                             ------------

                Total                                                                         $25,805,266
                                                                                             ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       2,582,959
                                                                                             ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
  SHARE (NET ASSETS ( SHARES OF BENEFICIAL INTEREST
  OUTSTANDING)                                                                                $      9.99
                                                                                             ============


See notes to financial statements.





                                        4







DLB GLOBAL BOND FUND

STATEMENT OF OPERATIONS

PERIOD FROM AUGUST 26, 1996 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1996
--------------------------------------------------------------------------------



INTEREST INCOME                                                                                  $542,269
                                                                                                --------

EXPENSES:
      Management fee                                                                               66,182
      Custodian fee                                                                                21,977
      Accounting and audit fees                                                                    21,550
      Legal fees                                                                                    5,900
      Registration costs                                                                               82
      Trustees' fees                                                                                1,750
                                                                                                ---------

                Total expenses                                                                    117,441

      Reduction of expenses by investment manager                                                 (47,031)
                                                                                                ---------

                Net expenses                                                                       70,410
                                                                                                ---------

                Net investment income                                                             471,859
                                                                                                ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis):
      Investment transactions                                                                      98,131
      Foreign currency transactions and forward foreign currency exchange
        contracts and other transactions denominated in foreign currency                          281,542
      Futures contracts                                                                          (147,213)
                                                                                                ---------

                Net realized gain                                                                 232,460
                                                                                                ---------

  Change in unrealized appreciation (depreciation):
      Investments                                                                                 239,990
      Foreign currency and forward foreign currency exchange contracts and other
        transactions denominated in foreign currency                                            (128,513)
      Futures contracts                                                                          (10,540)
                                                                                                ---------

                Net unrealized gain on investments and foreign currency                           100,937
                                                                                                ---------

                Net realized and unrealized gain on investments and foreign
                  currency                                                                        333,397
                                                                                                ---------

                Increase in net assets from operations                                           $805,256
                                                                                                =========

See notes to financial statements.






                                        5






DLB GLOBAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

PERIOD FROM AUGUST 26, 1996 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1996
--------------------------------------------------------------------------------


INCREASE IN NET ASSETS:
  From operations:
     Net investment income                                                                 $     471,859
     Net realized gain on investments                                                            232,460
     Net unrealized appreciation on investments                                                  100,937
                                                                                            -------------

               Increase in net assets from operations                                            805,256
                                                                                            -------------

  Distributions declared to shareholders:
     From net investment income                                                                 (471,859)
     In excess of net investment income                                                         (280,141)
     From net realized gain on investments                                                       (76,750)
                                                                                            -------------

               Total distributions declared to shareholders                                     (828,750)
                                                                                            -------------

  Fund share (principal) transactions:
     Net proceeds from sale of shares                                                         25,000,000
     Net asset value of shares issued to shareholders in
       reinvestment of distributions                                                             828,750
                                                                                            -------------

               Increase in net assets from Fund share transactions                            25,828,750
                                                                                            -------------

               Total increase in net assets                                                   25,805,256

NET ASSETS:
  At beginning of period                                                                              10
                                                                                            -------------

  At end of period (including accumulated distributions in excess of
     net investment income of  $57,466)                                                      $25,805,266
                                                                                            =============


See notes to financial statements.



                                        6







DLB GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS

PERIOD FROM AUGUST 26, 1996 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1996
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout the period):
  Net asset value - beginning of period                                                            $10.00
                                                                                                   -------

  Income from investment operations:
     Net investment income                                                                            .19
     Net realized and unrealized gain on investments                                                  .13
                                                                                                   -------

               Total income from investment operations                                                .32
                                                                                                   -------

  Less distributions declared to shareholders:
     From net investment income                                                                      (.19)
     In excess of net investment income                                                              (.11)
     From net realized gain on investments                                                           (.03)
                                                                                                   -------

               Total distributions declared to shareholders                                          (.33)
                                                                                                   -------

  Net asset value - end of period                                                                 $  9.99
                                                                                                   =======

  Total Return                                                                                      3.21% *

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                                         .80% *
     Ratio of net investment income to average net assets                                           5.35% *
     Portfolio turnover                                                                              232%
     Net assets at end of period (000 omitted)                                                    $25,805

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed .80% average daily net assets on an annualized basis. If the fee and expenses borne by the manager had been charged to the Fund, the investment income per share and ratios would have been:

     Net investment income
                                                                                                  $.17

     Ratios (to average net assets):
       Expenses                                                                                     1.33% *
       Net investment income                                                                        4.81% *


*   Annualized.

See notes to financial statements.






                                        7







DLB GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Global Bond Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a
         Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Debt securities, including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

         FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.






                                        8







         PURCHASED OPTIONS - The Fund may enter into options with respect to securities and currencies. Upon the purchase of an option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises an option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

         FUTURES CONTRACTS - The Fund may enter into futures contracts for the delayed delivery of securities or currency. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day depending on the fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates. Investments in futures may also be made in order to reduce fluctuations in net asset value by hedging against a decline in the value of securities or currencies owned by the Fund or an increase in the value of securities or currencies which the Fund expects to purchase. The Fund may also use such techniques, to the extent permitted by applicable law, as a substitute for direct investment in foreign securities. Should interest or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.





                                        9






         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rate and to the extent unrecoverable are recorded as a reduction of net investment income. Distributions to shareholders are recorded on the ex-dividend date.

         The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the period ended December 31, 1996, $222,675 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized gain on investment and foreign currency transactions due to differences between financial reporting and tax accounting for realized gain on investment and foreign currency transactions. This change had no effect on net assets or net asset value per share.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund has a management contract with David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets.

         DLB has entered into a sub-advisory agreement with Potomac Babson Incorporated ("PBI") with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, DLB pays PBI a monthly fee at the annual rate of .65% of average daily net assets. PBI is a 60% owned subsidiary of DLB.

         For the period ended December 31, 1996, the management fee amounted to $66,182, of which $17,775 was waived by DLB. Additionally, $29,256 of Fund expenses were borne by DLB.



                                       10





         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.


4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                                                     Purchases         Sales
                                                                   --------------   -------------

          U.S. Government securities                                 $70,078,126     $ 57,135,733
                                                                   ==============   =============

          Investments (non-U.S. government securities)               $15,599,207     $  4,065,607
                                                                   ==============   =============

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                        $25,183,931
                                                              =============

          Gross unrealized appreciation                       $     385,563
          Gross unrealized depreciation                            (145,573)
                                                              -------------

          Net unrealized appreciation                         $     239,990
                                                              =============


5.       SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares during the period were as follows:

          Shares sold                                              2,500,000
          Shares issued to shareholders in reinvestment
           of distributions                                           82,958
                                                                  ----------

           Net increase                                            2,582,958
                                                                  ==========





                                       11







6.       FINANCIAL INSTRUMENTS

         The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996 is as follows:

         Forward Foreign Currency Exchange Contracts

                                                                                                        Net
                          Settlement          Contracts to    In Exchange        Contracts       Unrealized
                                Date        Deliver/Receive           For         at Value    Appreciation/
                                                                                             (Depreciation)
          --------------------------------------------------------------------------------------------------

          Sales              1/02/97  CAD        2,219,000   $  1,573,649     $  1,554,714      $   18,935
                     1/02/97-2/03/97  DEM        5,267,275      3,393,863        3,420,804         (26,941)
                     1/02/97-1/07/97  ESP      111,865,365        855,510          860,527          (5,017)
                     1/02/97-1/13/97  FRF       19,588,253      3,726,280        3,774,743         (48,463)
                                      GBP          999,383      1,661,974        1,710,101         (48,127)
                             1/07/97
                                      ITL    1,122,000,000                         738,346         ( 3,933)
                             1/23/97                              734,413
                     1/02/97-1/07/97  NZD        1,067,578                         752,671          (5,366)
                                                                  747,305
                                      SEK        5,113,000                         747,751          (2,416)
                             1/16/97                              745,335
                                                              ------------     ------------      ---------

                                                              $13,438,329      $13,559,657       $(121,328)
                                                              ============     ============      =========

          Purchases          1/02/97  CAD        1,073,000    $   785,678      $   782,745       $  (2,933)
                                                              ============     ============      =========


         At December 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

         Futures Contracts

                                                                                               Unrealized
                                                                                            Appreciation/
           Expiration    Contracts                            Position                      (Depreciation)
           ------------- ------------------------------------ ---------------- ------------ --------------

           March 1997    3 Italian Republic BTP               Short                            $  (3,911)
           March 1997    6 Federal Republic of Germany Bonds  Long                                 4,579
           March 1997    7 Kingdom of Spain Bonds             Short                              (10,245)
           March 1997    5 U.S. Treasury Notes                Short                                 (963)
                                                                                                 -------

                                                                                                $(10,540)
                                                                                                 =======


         At December 31, 1996, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.




                                       12








7.       RISKS ASSOCIATED WITH FOREIGN INVESTMENTS


         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.


                                       13





DELOITTE &
 TOUCHE LLP
-----------
    [LOGO]                                    ----------------------------------
                                              DLB QUANTITATIVE
                                              EQUITY FUND

                                              Financial Statements for the
                                              Period from August 26, 1996
                                              (Commencement of Operations) to
                                              December 31, 1996









----------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
----------------







DLB QUANTITATIVE EQUITY FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                                       1

FINANCIAL  STATEMENTS  FOR THE PERIOD  FROM  AUGUST 26,  1996  (COMMENCEMENT  OF
  OPERATIONS) TO DECEMBER 31, 1996:

      Portfolio of Investments                                                                    2-5

      Statement of Assets and Liabilities                                                          6

      Statement of Operations                                                                      7

      Statement of Changes in Net Assets                                                           8

      Financial Highlights                                                                         9

      Notes to Financial Statements                                                              10-12











DELOITTE &
 TOUCHE LLP
------------
     [LOGO]

                     -----------------------------------------------------------
                     125 Summer Street                  Telephone: (617)261-8000
                     Boston, Massachusetts 02110-1617   Facsimile: (617)261-8111




INDEPENDENT AUDITORS' REPORT

To the Trustees of the DLB Fund Group and
 Shareholders of DLB Quantitative Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Quantitative Equity Fund (a separate series of The DLB Fund Group) as of December 31, 1996, and the related statements of operations and changes in net assets, and the financial highlights for period from August 26, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Quantitative Equity Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the period from August 26, 1996 (commencement of operations) to December 31, 1996 in conformity with generally accepted accounting principles .


Deloitte & Touche LLP
February 5, 1997











-----------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
-----------------





DLB QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------


COMMON STOCKS - 99.6 %

ISSUER                                                                     SHARES          VALUE

CHEMICALS  - 0.2%
     Union Carbide Corp.                                                      800      $       32,700
                                                                                        -------------

SPECIALTY CHEMICALS - 2.1%
     UCAR International Inc.*                                               7,800             293,475
                                                                                        -------------

PAPER & FOREST PRODUCTS - 0.9%
     Fort Howard Corp.*                                                     4,500             124,594
                                                                                        -------------

AEROSPACE - 0.4%
     McDonnell Douglas Corp.                                                  800              51,200
                                                                                        -------------

CONSTRUCTION - 0.8%
     Fluor Corporation                                                      1,700             106,675
                                                                                        -------------

ELECTRICAL EQUIPMENT - 4.0%
     General Electric Co.                                                   3,700             365,838
     WW Grainger Inc.                                                       2,200             176,550
                                                                                        -------------

                                                                                              542,388
                                                                                        -------------

MACHINERY & EQUIPMENT - 4.9%
     Case Corporation                                                       6,500             354,250
     Caterpillar Tractor Inc.                                               4,400             331,100
                                                                                        -------------

                                                                                              685,350
                                                                                        -------------

APPAREL - TEXTILE - 12.8%
     Fruit of the Loom Inc.*                                                9,300             352,234
     Jones Apparel Group*                                                  10,400             388,700
     Liz Claiborne Inc.                                                     8,000             309,000
     Nike Inc.                                                              6,200             370,450
     VF Corporation                                                         5,300             357,750
                                                                                        -------------

                                                                                            1,778,134
                                                                                        -------------


                                        2





COMMON STOCKS (CONTINUED)

ISSUER                                                                     SHARES          VALUE

AUTO & TRUCK MANUFACTURERS - 2.4%
     Chrysler Corporation                                                   3,100       $     102,300
     Ford Motor Co.                                                         7,400             235,875
                                                                                        -------------

                                                                                              338,175
                                                                                        -------------

RESTAURANT & LODGING - 2.3%
     Mariott International Incorporated                                     5,800             320,450
                                                                                        -------------

RECREATION - 0.9%
     King World Productions Inc.*                                           2,300              84,813
     Mirage Resorts Incorporated*                                           2,100              45,413
                                                                                        -------------

                                                                                              130,226
                                                                                        -------------

PRINTING & PUBLISHING - 2.3%
     Lee Enterprises Inc.                                                   5,000             116,250
     Washington Post Co.                                                      600             201,075
                                                                                        -------------

                                                                                              317,325
                                                                                        -------------

RETAIL - DISCOUNT - 0.9%
     TJX Companies Incorporated                                             1,200              56,850
     Wal-Mart Stores Incorporated                                           2,800              64,050
                                                                                        -------------

                                                                                              120,900
                                                                                        -------------

RETAIL - GENERAL - 3.8%
     Federated Department Stores*                                           4,700             160,388
     Sears, Roebuck & Co.                                                   8,000             369,000
                                                                                        -------------

                                                                                              529,388
                                                                                        -------------

BEVERAGES - 0.6%
     Coca Cola Co.                                                          1,700              89,463
                                                                                        -------------

FOOD PRODUCERS - 5.2%
     Conagra Incorporated*                                                  4,200             208,950
     Hershey Foods Corp.                                                    4,600             201,250
     Boston Chicken Incorporated*                                           4,900             175,788
     Kroger Co.*                                                            3,000             139,500
                                                                                        -------------


                                        3




COMMON STOCKS (CONTINUED)

ISSUER                                                                     SHARES          VALUE

COSMETIC & TOILETRY - 0.5%
     Avon Products Inc.                                                     1,300      $       74,263
                                                                                        -------------

DRUGS - 10.3%
     Bristol-Meyers Squibb                                                  4,200             456,750
     Eckerd Corporation*                                                    3,849             123,168
     Merck & Co., Inc.                                                      6,000             475,500
     Schering Plough Corp.                                                  5,900             382,025
                                                                                        -------------

                                                                                            1,437,443
                                                                                        -------------

MEDICAL SUPPLIES & SERVICES - 9.6%
     Abbott Laboratories                                                    5,900             299,425
     Becton Dickinson                                                       1,800              78,075
     Guidant Corporation                                                    4,900             279,300
     Johnson & Johnson                                                      4,900             243,775
     Oxford Health Plans, Inc.*                                             3,700             216,681
     Tenet Healthcare Corporation*                                          9,900             216,563
                                                                                        -------------

                                                                                            1,333,819
                                                                                        -------------

OIL - DOMESTIC - 0.4%
     Atlantic Richfield Co.                                                   400              53,000
                                                                                        -------------

OIL - INTERNATIONAL - 1.6%
     Exxon Corporation                                                      1,600             156,800
     Baker Hughes Incorporated                                              2,000              69,000
                                                                                        -------------

                                                                                              225,800
                                                                                        -------------

BANKS - 4.6%
     BankAmerica Corp.                                                        500              49,875
     First Chicago NBD                                                      6,700             360,125
     NationsBank Corporation                                                2,400             234,600
                                                                                        -------------

                                                                                              644,600
                                                                                        -------------

FINANCIAL SERVICES - 0.4%
     Merrill Lynch & Company                                                  700              57,050
                                                                                        -------------





                                        4





COMMON STOCKS (CONTINUED)
                                                                           SHARES          VALUE
ISSUER

COMPUTER RELATED - 6.5%
     Compaq Computer *                                                      5,600       $     415,800
     Dell Computer Corporation*                                             7,000             371,875
     Hewlett Packard Co.                                                    2,200             110,550
                                                                                        -------------

                                                                                              898,225
                                                                                        -------------


COMPUTER SOFTWARE - 9.6%
     Cadence Design Systems Inc.*                                           3,300             131,175
     Computer Associates International Inc.                                 3,700             184,075
     Microsoft Corp.*                                                       7,800             644,475
     Seagate Technology Inc.*                                               9,400             371,300
                                                                                        -------------

                                                                                            1,331,025
                                                                                        -------------

ELECTRONICS & INSTRUMENTS - 2.2%
     Gateway 2000 Incorporated*                                               500              26,781
     Micron Electronics Inc.*                                              14,300             277,956
                                                                                        -------------

                                                                                              304,737
                                                                                        -------------

SEMICONDUCTORS - 5.0%
     Intel Corporation                                                      5,200             680,875
                                                                                        -------------

AIRLINES - 1.3%
     UAL Corporation*                                                       3,000             187,500
                                                                                        -------------

ELECTRICAL POWER - 1.6%
     Entergy  Corporation                                                   7,900             219,225
                                                                                        -------------

NATURAL GAS - 0.2%
     Columbia Gas System                                                      400              25,450
                                                                                        -------------

UTILITY - TELEPHONE - 1.3%
     Pacific Telesis Group                                                  4,900             180,075
                                                                                        -------------

     Total Common Stocks (identified cost, $12,045,961)                                    13,839,018

     Other assets, less liabilities - 0.4%                                                     58,279
                                                                                        -------------

     NET ASSETS - 100%                                                                    $13,897,297
                                                                                        =============

     * Non-income producing security

     See notes to financial statements.

                                        5


















DLB QUANTITATIVE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
      Investments, at value (identified cost, $12,045,961)                                    $13,839,018
      Cash                                                                                         61,283
      Dividends receivable                                                                         17,617
                                                                                             ------------

                Total assets                                                                   13,917,918
                                                                                              -----------

LIABILITIES:
      Management fees payable                                                                      12,602
      Accrued expenses                                                                              8,019
                                                                                             ------------

                Total liabilities                                                                  20,621
                                                                                             ------------

NET ASSETS                                                                                    $13,897,297
                                                                                             ============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $11,952,599
      Unrealized appreciation on investments                                                    1,793,057
      Accumulated undistributed net investment income                                               5,835
      Accumulated net realized gain on investment transactions                                    145,806
                                                                                             ------------

                Total                                                                         $13,897,297
                                                                                             ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       1,192,076
                                                                                             ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
  SHARE (NET ASSETS ( SHARES OF BENEFICIAL INTEREST
  OUTSTANDING)                                                                                $     11.66
                                                                                             ============



See notes to financial statements.




                                        6








DLB QUANTITATIVE EQUITY FUND

STATEMENT OF OPERATIONS
PERIOD FROM AUGUST 26, 1996 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
      Dividends                                                                              $     57,571
      Interest                                                                                      2,075
                                                                                               ----------

                Total investment income                                                            59,646
                                                                                               ----------

EXPENSES:
      Management fee                                                                               33,808
      Custodian fee                                                                                18,456
      Accounting and audit fees                                                                    22,000
      Legal fees                                                                                    5,900
      Registration costs                                                                               82
      Trustees' fees                                                                                1,750
                                                                                               ----------

                Total expenses                                                                     81,996

      Reduction of expenses by investment manager                                                 (41,556)
                                                                                               ----------

                Net expenses                                                                       40,440
                                                                                               ----------

                Net investment income                                                              19,206
                                                                                               ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Realized gain (identified cost basis)                                                       356,106

      Change in unrealized appreciation                                                         1,793,057
                                                                                               ----------

                Net realized and unrealized gain on investments                                 2,149,163
                                                                                               ----------

                Increase in net assets from operations                                         $2,168,369
                                                                                               ==========





See notes to financial statements.

                                        7









DLB QUANTITATIVE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM AUGUST 26, 1996 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1996
--------------------------------------------------------------------------------



INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                                                 $       19,206
     Net realized gain on investments                                                             356,106
     Net unrealized appreciation on investments                                                 1,793,057
                                                                                             ------------

               Increase in net assets from operations                                           2,168,369
                                                                                             ------------

  Distributions declared to shareholders:
     From net investment income                                                                   (13,371)
     From net realized gain on investments                                                       (210,300)
                                                                                             ------------

               Total distributions declared to shareholders                                      (223,671)
                                                                                             ------------

  Fund share (principal) transactions:
     Net proceeds from sale of shares                                                          11,728,918
     Net asset value of shares issued to shareholders in
       reinvestment of distributions                                                              223,671
                                                                                             ------------

               Increase in net assets from Fund share transactions                             11,952,589
                                                                                             ------------

               Total increase in net assets                                                    13,897,287

NET ASSETS:
  At beginning of period                                                                               10
                                                                                             ------------

  At end of period (including accumulated undistributed net investment
    income of  $5,835)                                                                        $13,897,297
                                                                                             ============






See notes to financial statements.




                                        8









DLB QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM AUGUST 26, 1996 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1996
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout the period):
  Net asset value - beginning of period                                                         $10.00
                                                                                               -------

  Income from investment operations:
     Net investment income                                                                         .01
     Net realized and unrealized gain on investments                                              1.84
                                                                                               -------

               Total income from investment operations                                            1.85
                                                                                               -------

  Less distributions declared to shareholders:
     From net investment income                                                                   (.01)
     From net realized gain on investments                                                        (.18)
                                                                                               -------

               Total distributions declared to shareholders                                       (.19)
                                                                                               -------

  Net asset value - end of period                                                               $11.66
                                                                                               =======

  Total Return                                                                                   18.51% *

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                                       .90% *
     Ratio of net investment income to average net assets                                          .43% *
     Portfolio turnover
                                                                                                    10%
     Average commission rate paid (1)                                                           $.01925
     Net assets at end of period (000 omitted)                                                   $13,897

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed .90% of average daily net assets on an annualized basis. If the fee and expenses borne by the manager had been charged to the Fund, the investment income (loss) per share and ratios would have been:

     Net investment loss
                                                                                                 $(.01)

     Ratios (to average net assets):
       Expenses                                                                                   1.82 % *
       Net investment loss                                                                       (0.50)% *


*    Annualized.
(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.



See notes to financial statements.


                                        9









DLB QUANTITATIVE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.       BUSINESS AND ORGANIZATION

         DLB Quantitative Equity Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.





                                       10








         The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for financial reporting purposes and tax-basis earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the period ended December 31, 1996 there were no reclassifications required.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund has a management contract with David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets.

         For the period ended December 31, 1996, the management fee amounted to $33,808, of which $9,094 was waived by DLB. Additionally, $32,462 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $13,339,565 and $1,649,710, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

              Aggregate cost                                $12,045,961
                                                          ==============

              Gross unrealized appreciation                $  1,876,484
              Gross unrealized depreciation                     (83,427)
                                                          --------------

              Net unrealized appreciation                  $  1,793,057
                                                          ==============





                                       11









5.       SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares during the period were as follows:

          Shares sold                                            1,172,892
          Shares issued to shareholders in reinvestment
           of distributions                                         19,183
                                                                ----------

           Net increase                                          1,192,075
                                                                ==========



                                       12